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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger American Fund
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger American LargeCap Growth Portfolio | Alger American SmallCap Growth Portfolio | Alger American Income and Growth Portfolio | Alger American Balanced Portfolio | Alger American MidCap Growth Portfolio | Alger American Capital Appreciation Portfolio | Alger American SmallCap and MidCap Growth Portfolio |

THE ALGER AMERICAN FUND

A pooled funding vehicle for:

• variable annuity contracts

• variable life insurance policies

• qualified pension plans

• qualified retirement plans

ANNUAL REPORT

December 31, 2008

Table Of Contents

THE ALGER AMERICAN FUND

Letter to Our Shareholders (Unaudited)	1

Portfolio Highlights (Unaudited)	4

Portfolio Summary (Unaudited)	11

Schedules of Investments	12

Statements of Assets and Liabilities	44

Statements of Operations	45

Statements of Changes in Net Assets	46

Financial Highlights	48

Notes to Financial Statements	55

Additional Information (Unaudited)	68

Dear Shareholders,  January 29, 2009

The last year in the markets has been as unreal and fantastic as something out of Lewis Carroll's Alice's Adventures in Wonderland. Much like our world today, Wonderland was a sometimes frightening and dangerous place, where nothing made sense and rules changed frequently. It's far too true these days that, as Lewis' protagonist would say, things have gotten curiouser and curiouser. And there are no signs that conditions will become less curious anytime soon. Although investors remain steeped in uncertainty, the situation has already achieved a level of historical significance in that online encyclopedia Wikipedia has an entry for it: "Global Financial Crisis of 2008."

Wikipedia marks the week of September 7, 2008, as the beginning, but we can trace the tumult back to late 2007, when the unraveling of the housing market appeared, at first, to be the bottom. Like a tumble down the rabbit hole, however, there was yet more room to fall. Alice's descent relates to our own. The hole, Lewis writes, "went straight on like a tunnel for some way, and then dipped suddenly down, so suddenly that Alice had not a moment to think about stopping herself before she found herself falling down what seemed to be a very deep well."

Indications that the subprime disaster was not the deepest part of the well appeared in the spring with the collapse of Bear Stearns. A deceptively quiet few months followed, and then in August, perhaps in an early sign of what broad distress was to come, consumer credit dropped for the first time since 1998, declining by $7.9 billion. According to the Federal Reserve, it was the biggest monthly drop in more than half a century.

The Queen's Croquet Ground

By summer's end, the country's major financial institutions appeared as though they had been playing croquet with the Queen of Hearts, successful in her infamous demand, "Off with their heads!" Lehman Brothers was bankrupt, Bank of America had taken over embattled Merrill Lynch, the FDIC seized Washington Mutual — the U.S.'s largest savings and loan — and the Fed approved the multibillion dollar bailouts of Fannie Mae, Freddie Mac, and AIG.

In an effort to put some kind of bandage on the U.S.'s worsening economic wound, Congress passed the controversial $700 billion Emergency Economic Stabilization Act of 2008 in early October. As the month pushed forward, however, we saw more evidence of just how low the markets were capable of going. With investors fixating on the threat of a recession, the markets reflected the uncertainty over whether or not we had hit a bottom; record-breaking drops and rises littered the month. In one five-day period in early October, the Dow Jones Industrial Averagei lost 1,400 points. The period was topped the very next week during which the Dow traversed 1,600 points, from a high of 9,794 to a low of about 8,197. The S&P 500 Indexii, swung considerably, too, posting its biggest gain since the 1930s on October 13 before plunging two days later as retailers reported their sharpest sales drop in three years. The tumult didn't end there.

In early November, the U.S. underwent an executive regime change with the election of Barack Obama to the presidency. As we foretold, the election itself had a minimal impact on the economy. Instead, the U.S. — and global — markets for the rest of the month succumbed to their own mayhem. The economies of Germany and Japan were officially in recession (with the U.S. following in early December), an automotive industry rescue was in debate, controversy surrounded the way in which the funds from the financial bailout plan were to be dispersed, and stocks continued to plunge. On November 20, the major indices hit what we now think may have been the bottom: the S&P 500, down 49% for the year, had its lowest close since 1997, and the Dow and NASDAQiii were at 5 1/2–year closing lows. On that day, the Dow was down 50% from its all-time high set in October 2007.

Who Stole the Tarts?

Taking a magnifying glass to the fourth quarter, U.S. GDP declined at an annual rate of 3.8%, the worst quarterly display since 1982. The primary contributor to GDP decline was the squeezing of the American consumer. Americans reigned in their spending after the impact of the government's tax rebates wore off, cutting back on purchases of cars, furniture, household appliances, clothes, and other items. Consumer spending, which typically accounts for two-thirds of economic growth, fell 3.5% in the quarter, after decreasing 3.8% in the third quarter.

Housing starts and permits, a sign of future construction, both plummeted to a record low annual rate in December. Housing starts fell 15.5% and building permits fell 10.7% from the prior month; sales of existing homes were down 3.5% in December compared with the same period a year earlier, according to the National Association of Realtors. The employment scene took a turn for the worse as well. The unemployment rate rose from 6.8% in November to 7.2% in December, a 15-year high; analysts said it could hit 8% or higher in 2009.

However, there were some brighter spots as several measures of U.S. economic performance unexpectedly turned positive in December. Compared to dismal November data, sales of existing homes rose 6.5% in December, reaching an annual rate of about 4.7 million, according to the National Association of Realtors. And the Conference Board's index of leading economic indicators increased 0.3% as the supply of money expanded. December's gain was the first in six months. The Consumer Price Index decline of 0.7% in December was slightly less drastic than November's decline of 1.7%

Exports in the fourth quarter declined 19.7% while imports dropped 15.7%, reflecting less activity with overseas buyers who were dealing with their own economic troubles. One year ago, we could say that the global economy was functioning separately from the U.S. economy: still healthy, still humming. But international markets are now also under pressure. With European recession official and U.S. exports weaker, it has become clear that any stability beyond the U.S. has been seriously diluted. China, however, holds more sway than it has in a long time; it is the largest holder of U.S. Treasuries and its huge trade surplus has helped it accumulate more foreign-currency reserves than any other country.

A Mad Tea Party

Like the Mad Hatter's watch that told only the day of the month and not the time, watching the nearly hour-by-hour destruction of the financial services sector became far too painful. Although the tea party borne from the overconfidence in the credit and housing markets has now become significantly smaller, we may not have seen the end of the chaos in financial services. It has been and continues to be massively reshaped and while some have not survived and others have had opportunities radically altered, there are some that will likely emerge better companies; our analysts are actively searching for those companies — across all sectors.

Through the Looking Glass

Carroll's follow up to Alice's Adventures in Wonderland — Through the Looking-Glass, and What Alice Found There — contains one of the greatest nonsensical poems ever written: Jabberwocky, which contains lines such as, "All mimsy were the borogoves,/And the mome raths outgrabe."

Similarly, these are mimsy, nonsensical times. However, we still do not believe that the global financial system is in dire jeopardy. In fact, we could have already hit the bottom in the equity market. And with a bottom comes opportunity. At the moment, stocks remain at their lowest valuations since the early 1980s; comparatively, home values are still above where they were in the 1990s.

The vast concern over whether we have hit the bottom certainly falls in the category of "curiouser." Growth may continue to be depressed in the near future, but we believe there is hope for a gradual recovery in 2009. Historically, the market has found the bottom and begun to rebound six to nine months ahead of an official recovery. Surveys of economists suggest the current recession will last throughout 2009, which, if the stock market follows a historical looking glass, would suggest it would bottom out in mid-2009. This estimate also — and perhaps too nicely — matches the 20-month average duration of bear markets since 1937, putting a similar stake in the ground for the bottom of this bear market at June of 2009. Unfortunately, these are only averages, meant, like records, to be broken. We have already, for example, fallen well below the average bear market decline (again since 1937) of roughly 34% with the S&P 500 decline of 49% that occurred between January and November.

In 2008, high-quality companies with higher expected growth rates — the kinds of companies in which Alger invests — were punished by the market. Now in 2009, our investment firm has entered its 45th year in business. We have weathered many times of frightening uncertainty often coupled with deep bear markets. In each of those periods, Alger investment professionals have remained true, focused, and disciplined in executing upon our investment philosophy and process and on seeking out stock opportunities where others "fold" or "flee." We are confident now that, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.

Why? At Alger, we think these difficult times favor our style of investing, which seeks out high-growth, high-quality companies. Specifically, by analyzing companies' financials and looking for "high quality," we are looking for companies with strong balance sheets, strong market positions, strong management teams — the ingredients that help any company prosper in good times and endure difficult ones. Further, to focus on "high-growth" companies might seem odd in a period when most companies are finding it difficult to even hold course. But, to this end, our sector analysts focus on identifying companies that — after this recession and over the longer term — we believe will be the market-share gainers, the shareholder-value generators, and the creators of new products and services in their sectors despite the recession. While, at present, all companies are focused on cost-cutting and tiptoeing through the madness of this recession, it is never more true than during times of recession that the strongest companies plant the seeds for higher future growth and, we believe, production of superior investment results for their shareholders.

Alice's Adventures in Wonderland was a knowing children's tale, an allegory meant to entertain the youngest generations and help them navigate the absurdities of an adult world. In the end, Alice woke up — a luxury that we, unfortunately, do not have. What we do have are defining principles and processes, expertise, and experience that have carried us through and will continue to enable us to guide our investors to a successful tomorrow. Like Alice in Wonderland, we've been thrust into a bizarre world. But Carroll also wrote Through the Looking-Glass, an almost equally as successful sequel to his famous story; now, we are eagerly awaiting the sequel to ours.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

i  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

iii  The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the Nasdaq stock market.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the annual period return of Class O shares prior to the deduction of any sales charges. The performance data quoted represents past performance, which is not an indication or guarantee of future results. The investment return and principal value of an investment in a portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund's management in this report are as of the date of the shareholder letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Any securities mentioned should be considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each portfolio which is included in this report for a complete list of portfolio holdings as of December 31, 2008. Securities mentioned in the shareholder letter, if not found in the Schedule of Investments, were held by the Fund during the Fund's fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Balanced Portfolio, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These portfolios are also subject to the risk of a decline in the value of the portfolio's securities in the event of an issue's falling credit rating or actual default. Portfolios that participate in leveraging, such as the Capital Appreciation Portfolio, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio's Prospectus.

Mutual fund portfolios are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Before investing, carefully consider the Portfolio's investment objective, risks, charges, and expenses. The Portfolio's prospectus contains this and other information about the Portfolio, and may be obtained by asking your financial advisor, calling us at (800) 992-3863, or visiting our website at www.alger.com, or contacting the Portfolio's distributor, Fred Alger & Company, Incorporated, 111 Fifth Avenue, New York 10003. Member NYSE Euronext, SIPC. Read the prospectus carefully before investing.

ALGER AMERICAN LARGECAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American LargeCap Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2008. Figures for the Alger American LargeCap Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American LargeCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 1/9/89) Russell 1000 Growth Index	(46.15)% (38.43)%	(4.30)% (3.42)%	(3.09)% (4.27)%	8.73% 7.35%
Class S (Inception 5/1/02) Russell 1000 Growth Index	(46.30)% (38.43)%	(4.55)% (3.42)%	— —	(3.47)% (1.91)%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American SmallCap Growth Class O shares and the Russell 2000 Growth Index for the ten years ended December 31, 2008. Figures for both the Alger American SmallCap Growth Class O shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American SmallCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 9/21/88) Russell 2000 Growth Index	(46.60)% (38.53)%	0.47% (2.35)%	(2.31)% (0.76)%	7.90% 5.14%
Class S (Inception 5/1/02) Russell 2000 Growth Index	(46.71)% (38.53)%	0.23% (2.35)%	— —	1.34% (0.63)%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2008. Figures for the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 11/15/88) Russell 1000 Growth Index	(39.47)% (38.43)%	(4.06)% (3.42)%	(1.31)% (4.27)%	6.82% 7.48%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Balanced Class O shares, the Russell 1000 Growth Index, and the Barclay's Gov't/Credit Bond Index for the ten years ended December 31, 2008. Figures for the Alger American Balanced Class O shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Barclay's Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger American Balanced Class S shares will vary from the results shown above due to differences in expenses that class bears and cash flows to that share class.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 9/5/89) Russell 1000 Growth Index Barclay's Gov't/Credit Bond Index	(31.76)% (38.43)% 5.71%	(1.86)% (3.42)% 4.64%	1.59% (4.27)% 5.64%	6.51% 6.17% 7.22%
Class S (Inception 5/1/02) Russell 1000 Growth Index Barclay's Gov't/Credit Bond Index	(31.90)% (38.43)% 5.71%	(1.69)% (3.42)% 4.64%	— — —	0.01% (1.91)% 5.59%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index for the ten years ended December 31, 2008. Figures for the Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American MidCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class O (Inception 5/3/93) Russell Midcap Growth Index	(58.36)% (44.32)%	(5.61)% (2.33)%	0.49% (0.19)%	8.27% 6.01%
Class S (Inception 5/1/02) Russell Midcap Growth Index	(58.47)% (44.32)%	(5.84)% (2.33)%	— —	(3.06)% (0.16)%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Capital Appreciation Class O shares and the Russell 3000 Growth Index for the ten years ended December 31, 2008. Figures for the Alger American Capital Appreciation Class O shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger American Capital Appreciation Class S shares will vary from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS O (INCEPTION 1/25/95) Russell 3000 Growth Index	(45.13)% (38.45)%	1.59% (3.34)%	0.81% (4.02)%	10.45% 4.69%
CLASS S (INCEPTION 5/1/02) Russell 3000 Growth Index	(45.28)% (38.45)%	1.32% (3.34)%	— —	0.72% (1.82)%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2008

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American SmallCap and MidCap Growth Class O shares and the Russell 2500 Growth Index for the period January 2, 2008, the inception date of the Alger American SmallCap and MidCap Growth Portfolio, through December 31, 2008. Figures for both the Alger American SmallCap and MidCap Growth Class O shares and the Russell 2500 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends.

PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

SINCE INCEPTION
Class O (Inception 1/2/08) Russell 2500 Growth Index	(50.30)% (41.50)%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, visit us at www.alger.com, or call us at (800) 254-3797.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

THE ALGER AMERICAN FUND

Portfolio Summary*

December 31, 2008 (Unaudited)

SECTORS	AMERICAN LARGECAP GROWTH PORTFOLIO	AMERICAN SMALLCAP GROWTH PORTFOLIO	AMERICAN INCOME AND GROWTH PORTFOLIO	AMERICAN MIDCAP GROWTH PORTFOLIO	AMERICAN CAPITAL APPRECIATION PORTFOLIO	AMERICAN SMALLCAP AND MIDCAP PORTFOLIO
Consumer Discretionary	7.1%	12.1%	11.8%	14.8%	4.8%	14.3%
Consumer Staples	15.8	1.8	15.8	2.4	14.5	2.5
Energy	7.2	7.0	10.4	7.7	7.1	7.3
Financials	5.7	7.2	11.7	7.7	5.0	9.5
Health Care	15.9	23.9	12.8	19.9	18.9	23.3
Industrials	9.1	13.5	12.2	11.8	7.8	11.8
Information Technology	28.0	22.0	14.4	25.4	31.3	18.4
Materials	3.6	1.5	3.6	1.3	2.9	3.1
Telecommunication Services	0.0	1.7	4.3	0.5	0.5	2.0
Utilities	0.0	1.5	1.2	1.4	0.7	1.4
Cash and Net Other Assets	7.6	7.8	1.8	7.1	6.5	6.4
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

AMERICAN BALANCED PORTFOLIO
Equity Securities
Consumer Discretionary	5.8%
Consumer Staples	10.2
Energy	4.3
Financials	6.2
Health Care	10.0
Industrials	8.4
Information Technology	14.1
Materials	2.0
Telecommunication Services	0.6
Total Equity Securities	61.6%
Corporate Bonds	21.3%
Agency Bonds	9.6
U.S. Treasury Bonds	4.7
Total Bonds	35.6%
Cash and Net Other Assets	2.8%
100.0%

*  Based on net assets for each Portfolio.

THE ALGER AMERICAN FUND | ALGER AMERICAN LARGECAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—92.4%	SHARES	VALUE
AEROSPACE & DEFENSE—4.9%
Boeing Co.	68,750	$2,933,563
General Dynamics Corp.	74,000	4,261,660
Lockheed Martin Corp.	76,600	6,440,528
		13,635,751
AIR FREIGHT & LOGISTICS—1.5%
United Parcel Service Inc., Cl. B	73,700	4,065,292
APPAREL RETAIL—.7%
Gap Inc.,/The	148,400	1,987,076
APPLICATION SOFTWARE—.5%
Autodesk Inc.*	65,100	1,279,215
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
BlackRock Inc.	28,000	3,756,200
Invesco Ltd.	183,100	2,643,964
		6,400,164
BIOTECHNOLOGY—4.8%
Biogen Idec Inc.*	55,700	2,652,991
Celgene Corp.*	42,100	2,327,288
Genentech Inc.*	26,000	2,155,660
Genzyme Corp.*	48,700	3,232,219
Gilead Sciences Inc.*	57,700	2,950,778
		13,318,936
CABLE & SATELLITE—.7%
Scripps Networks Interactive Inc.	84,300	1,854,600
COAL & CONSUMABLE FUELS—.4%
Consol Energy Inc.	36,900	1,054,602
COMMUNICATIONS EQUIPMENT—5.1%
Cisco Systems Inc.*	371,150	6,049,745
Nokia OYJ#	127,500	1,989,000
QUALCOMM Inc.	105,700	3,787,231
Research In Motion Ltd.*	56,400	2,288,712
		14,114,688
COMPUTER & ELECTRONICS RETAIL—.7%
GameStop Corp., Cl. A*	84,800	1,836,768
COMPUTER HARDWARE—4.1%
Apple Inc.*	80,750	6,892,013
Hewlett-Packard Co.	120,700	4,380,203
		11,272,216
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	299,400	3,134,718
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Deere & Co.	114,500	4,387,640
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Mastercard Inc.	27,400	3,916,282
Western Union Co.,/The	115,100	1,650,534
		5,566,816
DIVERSIFIED CHEMICALS—.7%
EI Du Pont de Nemours & Co.	78,400	1,983,520
DRUG RETAIL—3.4%
CVS/Caremark Corp.	156,400	4,494,936
Walgreen Co.	202,600	4,998,142
		9,493,078

THE ALGER AMERICAN FUND | ALGER AMERICAN LARGECAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
FERTILIZERS & AGRICULTURAL CHEMICALS—2.2%
Monsanto Co.	56,500	$3,974,775
Potash Corp., of Saskatchewan	27,000	1,976,940
		5,951,715
FOOD RETAIL—.6%
Kroger Co.,/The	65,100	1,719,291
FOOTWEAR—.8%
Nike Inc., Cl. B	44,100	2,249,100
GOLD—.7%
Goldcorp Inc.	59,400	1,872,882
HEALTH CARE EQUIPMENT—3.4%
Boston Scientific Corp.*	281,000	2,174,940
Covidien Ltd.	93,500	3,388,440
Stryker Corp.	44,500	1,777,775
Zimmer Holdings Inc.*	48,600	1,964,412
		9,305,567
HOME ENTERTAINMENT SOFTWARE—3.3%
Activision Blizzard Inc.*	358,000	3,093,120
Electronic Arts Inc.*	79,100	1,268,764
Nintendo Co., Ltd.#	103,725	4,827,247
		9,189,131
HOUSEHOLD PRODUCTS—1.7%
Procter & Gamble Co.	74,050	4,577,771
HYPERMARKETS & SUPER CENTERS—.8%
Wal-Mart Stores Inc.	39,200	2,197,552
INDUSTRIAL CONGLOMERATES—1.1%
General Electric Co.	189,050	3,062,610
INTEGRATED OIL & GAS—2.2%
Chevron Corp.	64,200	4,748,874
Petroleo Brasileiro SA#	56,800	1,391,032
		6,139,906
INTERNET RETAIL—.9%
Amazon.com Inc.*	49,700	2,548,616
INTERNET SOFTWARE & SERVICES—4.8%
eBay Inc.*	405,100	5,655,196
Google Inc., Cl. A*	24,850	7,645,103
		13,300,299
INVESTMENT BANKING & BROKERAGE—.4%
Lazard Ltd., Cl. A	38,600	1,147,964
IT CONSULTING & OTHER SERVICES—1.4%
Cognizant Technology Solutions Corp., Cl. A*	207,500	3,747,450
LIFE SCIENCES TOOLS & SERVICES—1.2%
Thermo Fisher Scientific Inc.*	94,900	3,233,243
MANAGED HEALTH CARE—.8%
UnitedHealth Group Inc.	81,300	2,162,580
MOVIES & ENTERTAINMENT—2.0%
Regal Entertainment Group	234,500	2,394,245
Viacom Inc., Cl. B*	158,100	3,013,386
		5,407,631
OIL & GAS DRILLING—1.1%
Transocean Ltd.*	62,500	2,953,125

THE ALGER AMERICAN FUND | ALGER AMERICAN LARGECAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—.8%
Weatherford International Ltd.*	211,700	$2,290,594
OIL & GAS EXPLORATION & PRODUCTION—2.7%
Anadarko Petroleum Corp.	87,200	3,361,560
Chesapeake Energy Corp.	169,300	2,737,581
Nexen Inc.	78,500	1,380,030
		7,479,171
OTHER DIVERSIFIED FINANCIAL SERVICES—.9%
Bank of America Corp.	74,200	1,044,736
JPMorgan Chase & Co.	44,500	1,403,085
		2,447,821
PACKAGED FOODS & MEATS—.9%
Kraft Foods Inc., Cl. A	94,600	2,540,010
PHARMACEUTICALS—5.8%
Abbott Laboratories	73,400	3,917,358
Johnson & Johnson	100,800	6,030,864
Wyeth	158,200	5,934,082
		15,882,304
RESTAURANTS—1.3%
Starbucks Corp.*	382,600	3,619,396
SEMICONDUCTORS—1.6%
Broadcom Corp., Cl. A*	34,200	580,374
Intel Corp.	256,455	3,759,630
		4,340,004
SOFT DRINKS—3.9%
Coca-Cola Co.,/The	137,400	6,220,098
PepsiCo Inc.	82,600	4,524,002
		10,744,100
SPECIALIZED FINANCE—2.0%
CME Group Inc.	12,200	2,538,942
NYSE Euronext	112,800	3,088,464
		5,627,406
SYSTEMS SOFTWARE—4.2%
Microsoft Corp.	589,711	11,463,982
TOBACCO—4.4%
Altria Group Inc.	347,750	5,237,115
Philip Morris International Inc.	159,550	6,942,020
		12,179,135
TOTAL COMMON STOCKS (Cost $345,380,417)		254,765,436
SHORT-TERM INVESTMENTS—7.9%	PRINCIPAL AMOUNT
TIME DEPOSITS
Branch Bank & Trust, Grand Cayman, .06%, 01/02/09	$9,600,000	9,600,000
HSBC Bank USA, Grand Cayman, .06%, 01/02/09	2,446,608	2,446,608
JP Morgan Chase London, .06%, 01/02/09	9,600,000	9,600,000
TOTAL TIME DEPOSITS (Cost $21,646,608)		21,646,608
Total Investments (Cost $367,027,025) (a)	100.3%	276,412,044
Liabilities in Excess of Other Assets	(0.3)	(936,989)
NET ASSETS	100.0%	$275,475,055

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $371,954,632 amounted to $95,542,588 which consisted of aggregate gross unrealized appreciation of $5,065,125 and aggregate gross unrealized depreciation of $100,607,713.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—92.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
BE Aerospace Inc.*	159,400	$1,225,786
Esterline Technologies Corp.*	95,150	3,605,233
		4,831,019
AIRLINES—.9%
Airtran Holdings Inc.*	597,150	2,651,346
APPAREL RETAIL—1.1%
Aeropostale Inc.*	124,700	2,007,670
J Crew Group Inc.*	90,100	1,099,220
		3,106,890
APPLICATION SOFTWARE—7.0%
Ansys Inc.*	86,400	2,409,696
Concur Technologies Inc.*	114,100	3,744,762
Informatica Corp.*	255,500	3,508,015
Solera Holdings Inc.*	177,600	4,280,160
Synchronoss Technologies Inc.*	174,100	1,855,906
Taleo Corp.*	275,600	2,157,948
TIBCO Software Inc.*	485,400	2,519,226
		20,475,713
BIOTECHNOLOGY—7.1%
Alexion Pharmaceuticals Inc.*	105,700	3,825,283
Allos Therapeutics Inc.*	175,100	1,071,612
Cepheid Inc.*	104,800	1,087,824
Cubist Pharmaceuticals Inc.*	142,700	3,447,632
InterMune Inc.*	170,400	1,802,832
Myriad Genetics Inc.*	51,900	3,438,894
OSI Pharmaceuticals Inc.*	69,500	2,713,975
United Therapeutics Corp.*	51,600	3,227,580
		20,615,632
CASINOS & GAMING—2.0%
Bally Technologies Inc.*	131,100	3,150,333
WMS Industries Inc.*	100,300	2,698,070
		5,848,403
COMMUNICATIONS EQUIPMENT—2.2%
Nice Systems Ltd.*#	159,500	3,583,965
Polycom Inc.*	129,650	1,751,571
Sonus Networks Inc.*	698,800	1,104,104
		6,439,640
COMPUTER STORAGE & PERIPHERALS—.5%
Synaptics Inc.*	83,656	1,385,343
CONSTRUCTION & ENGINEERING—2.5%
Aecom Technology Corp.*	114,000	3,503,220
URS Corp.*	95,100	3,877,227
		7,380,447
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Bucyrus International Inc.	64,800	1,200,096
Titan Machinery Inc.*	155,600	2,187,736
		3,387,832
DATA PROCESSING & OUTSOURCED SERVICES—2.8%
NeuStar Inc., Cl. A*	107,700	2,060,301
TeleTech Holdings Inc.*	311,400	2,600,190
VeriFone Holdings Inc.*	337,000	1,651,300
Wright Express Corp.*	142,500	1,795,500
		8,107,291

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
DISTILLERS & VINTNERS—.5%
Central European Distribution Corp.*	76,100	$1,499,170
DISTRIBUTORS—1.3%
LKQ Corp.*	331,820	3,869,021
EDUCATION SERVICES—1.3%
Corinthian Colleges Inc.*	243,000	3,977,910
ELECTRIC UTILITIES—1.5%
ITC Holdings Corp.	100,600	4,394,208
ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Waste Connections Inc.*	130,700	4,126,199
FOOTWEAR—1.6%
Deckers Outdoor Corp.*	19,000	1,517,530
Iconix Brand Group Inc.*	324,000	3,168,720
		4,686,250
HEALTH CARE EQUIPMENT—6.1%
ev3 Inc.*	239,500	1,460,950
Hologic Inc.*	109,600	1,432,472
Insulet Corp.*	162,300	1,252,956
Masimo Corp.*	99,500	2,968,085
Meridian Bioscience Inc.	148,100	3,772,107
NuVasive Inc.*	32,700	1,133,055
STERIS Corp.	41,100	981,879
Thoratec Corp.*	143,900	4,675,311
		17,676,815
HEALTH CARE SERVICES—3.1%
Gentiva Health Services Inc.*	158,100	4,626,006
Immucor Inc.*	106,800	2,838,744
Inverness Medical Innovations Inc.*	80,800	1,527,928
		8,992,678
HOUSEWARES & SPECIALTIES—1.3%
Tupperware Brands Corp.	163,700	3,715,990
INDUSTRIAL MACHINERY—3.3%
Actuant Corp., Cl. A	198,300	3,771,666
Clarcor Inc.	101,800	3,377,724
RBC Bearings Inc.*	123,300	2,500,524
		9,649,914
INTEGRATED TELECOMMUNICATION SERVICES—.3%
Cincinnati Bell Inc.*	525,600	1,014,408
INTERNET RETAIL—1.2%
priceline.com Inc.*	46,600	3,432,090
INTERNET SOFTWARE & SERVICES—4.8%
GSI Commerce Inc.*	369,800	3,890,296
Interwoven Inc.*	302,000	3,805,200
Omniture Inc.*	142,100	1,511,944
Vignette Corp.*	156,600	1,473,606
VistaPrint Ltd.*	179,100	3,333,051
		14,014,097
INVESTMENT BANKING & BROKERAGE—2.4%
Greenhill & Co., Inc.	30,300	2,114,031
Investment Technology Group Inc.*	111,900	2,542,368
Lazard Ltd., Cl. A	73,500	2,185,890
		6,842,289
LEISURE FACILITIES—.8%
Life Time Fitness Inc.*	180,150	2,332,943

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
LEISURE PRODUCTS—.5%
Phillips-Van Heusen Corp.	67,150	$1,351,730
LIFE SCIENCES TOOLS & SERVICES—3.5%
Bruker Corp.*	306,000	1,236,240
Icon PLC*#	159,700	3,144,493
Illumina Inc.*	128,800	3,355,240
Parexel International Corp.*	238,000	2,310,980
		10,046,953
MANAGED HEALTH CARE—1.1%
AMERIGROUP Corp.*	105,800	3,123,216
METAL & GLASS CONTAINERS—1.5%
Silgan Holdings Inc.	90,900	4,345,929
MOVIES & ENTERTAINMENT—.7%
Regal Entertainment Group	210,000	2,144,100
OIL & GAS EQUIPMENT & SERVICES—2.5%
Cal Dive International Inc.*	229,737	1,495,588
Dril-Quip Inc.*	105,495	2,163,702
IHS Inc., Cl. A*	95,800	3,584,836
		7,244,126
OIL & GAS EXPLORATION & PRODUCTION—4.6%
Comstock Resources Inc.*	56,900	2,688,525
Concho Resources Inc.*	154,330	3,521,811
Denbury Resources Inc.*	150,500	1,643,460
Mariner Energy Inc.*	319,500	3,258,900
Petrobank Energy & Resources Ltd.*	130,550	2,147,809
		13,260,505
PACKAGED FOODS & MEATS—1.2%
Hain Celestial Group Inc.*	189,550	3,618,510
PHARMACEUTICALS—3.1%
Auxilium Pharmaceuticals Inc.*	84,900	2,414,556
Mylan Inc.*	286,400	2,832,496
Optimer Pharmaceuticals Inc.*	318,600	3,858,246
		9,105,298
PROPERTY & CASUALTY INSURANCE—1.3%
First Mercury Financial Corp.*	268,470	3,828,382
REGIONAL BANKS—1.8%
First Commonwealth Financial Corp.	180,300	2,232,114
Signature Bank*	109,600	3,144,424
		5,376,538
REINSURANCE—.5%
Platinum Underwriters Holdings Ltd.	42,800	1,544,224
RESEARCH & CONSULTING SERVICES—1.1%
FTI Consulting Inc.*	74,550	3,330,894
RESTAURANTS—.3%
McCormick & Schmick's Seafood Restaurants Inc.*	218,750	879,375
SECURITY & ALARM SERVICES—1.4%
Geo Group Inc.,/The*	221,300	3,990,039
SEMICONDUCTOR EQUIPMENT—.6%
Tessera Technologies Inc.*	150,600	1,789,128

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—3.0%
Atheros Communications Inc.*	196,500	$2,811,915
Cavium Networks Inc.*	143,900	1,512,389
Microsemi Corp.*	130,600	1,650,784
Monolithic Power Systems Inc.*	57,200	721,292
ON Semiconductor Corp.*	620,900	2,111,060
		8,807,440
TECHNOLOGY DISTRIBUTORS—1.1%
Mellanox Technologies Ltd.*	393,500	3,092,910
THRIFTS & MORTGAGE FINANCE—1.2%
Brookline Bancorp Inc.	323,700	3,447,405
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp.*	245,750	4,010,640
TOTAL COMMON STOCKS (Cost $365,991,135)		268,790,880
SHORT-TERM INVESTMENTS—7.6%	PRINCIPAL AMOUNT
TIME DEPOSITS
Branch Bank & Trust, Grand Cayman, .06%, 1/2/09	$10,200,000	10,200,000
HSBC Bank USA, Grand Cayman, .06%, 1/2/09	1,565,256	1,565,256
JP Morgan Chase London, .06%, 1/2/09	10,200,000	10,200,000
TOTAL TIME DEPOSITS (Cost $21,965,256)		21,965,256
Total Investments (Cost $387,956,391) (a)	99.8%	290,756,136
Other Assets in Excess of Liabilities	0.2	692,935
NET ASSETS	100.0%	$291,449,071

  *  Non-income producing securities.

  #  American Depositary Receipts.

  (a)  At December 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $388,596,496 amounted to $97,840,360 which consisted of aggregate gross unrealized appreciation of $17,273,321 and aggregate gross unrealized depreciation of $115,113,681.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—96.3%	SHARES	VALUE
AEROSPACE & DEFENSE—4.7%
Boeing Co.	10,800	$460,836
General Dynamics Corp.	6,300	362,817
Lockheed Martin Corp.	6,850	575,948
		1,399,601
AIR FREIGHT & LOGISTICS—1.9%
FedEx Corp.	5,000	320,750
United Parcel Service Inc., Cl. B	4,550	250,978
		571,728
ALUMINUM—.5%
Alcoa Inc.	13,150	148,069
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
AllianceBernstein Holding LP	12,250	254,678
BlackRock Inc.	1,100	147,565
		402,243
BIOTECHNOLOGY—2.2%
Genentech Inc.*	3,950	327,494
Genzyme Corp.*	2,150	142,695
Gilead Sciences Inc.*	3,400	173,876
		644,065
CABLE & SATELLITE—.7%
Scripps Networks Interactive Inc.	9,750	214,500
COMMODITY CHEMICALS—.2%
Celanese Corp.	4,850	60,286
COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems Inc.*	22,530	367,239
Nokia OYJ#	4,450	69,420
		436,659
COMPUTER & ELECTRONICS RETAIL—.2%
GameStop Corp., Cl. A*	2,800	60,648
COMPUTER HARDWARE—2.2%
Apple Inc.*	2,000	170,700
Hewlett-Packard Co.	13,350	484,471
		655,171
COMPUTER STORAGE & PERIPHERALS—.3%
Seagate Technology	19,100	84,613
CONSTRUCTION & ENGINEERING—.7%
Fluor Corp.	4,500	201,915
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Caterpillar Inc.	3,300	147,411
Joy Global Inc.	2,050	46,924
Manitowoc Co., Inc.,/The	8,550	74,043
Oshkosh Corp.	16,500	146,685
		415,063
DATA PROCESSING & OUTSOURCED SERVICES—.6%
Alliance Data Systems Corp.*	2,450	113,999
Mastercard Inc.	500	71,465
		185,464
DIVERSIFIED BANKS—1.8%
Wells Fargo & Co.	18,150	535,062
DIVERSIFIED CHEMICALS—.9%
Dow Chemical Co.,/The	6,200	93,558
EI Du Pont de Nemours & Co.	7,050	178,365
		271,923

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUG RETAIL—2.1%
CVS/Caremark Corp.	21,450	$616,473
ELECTRIC UTILITIES—1.2%
Exelon Corp.	6,400	355,904
ELECTRICAL COMPONENTS & EQUIPMENT—.3%
General Cable Corp.*	4,950	87,565
FOOD RETAIL—.2%
Whole Foods Market Inc.	6,550	61,832
FOOTWEAR—.3%
Nike Inc., Cl. B	1,900	96,900
GOLD—1.2%
Barrick Gold Corp.	4,050	148,919
Goldcorp Inc.	2,900	91,437
Yamana Gold Inc.	12,700	98,044
		338,400
HEALTH CARE DISTRIBUTORS—.4%
Cardinal Health Inc.	3,650	125,816
HEALTH CARE EQUIPMENT—2.2%
Boston Scientific Corp.*	23,150	179,181
St . Jude Medical Inc.*	7,250	238,960
Zimmer Holdings Inc.*	5,350	216,247
		634,388
HEALTH CARE SERVICES—.7%
Quest Diagnostics Inc.	4,150	215,427
HOME ENTERTAINMENT SOFTWARE—1.9%
Nintendo Co., Ltd.#	7,900	367,657
Take-Two Interactive Software Inc.	27,400	207,144
		574,801
HOME IMPROVEMENT RETAIL—1.5%
Lowe's Companies Inc.	20,750	446,540
HOMEBUILDING—.8%
Toll Brothers Inc.*	10,500	225,015
HOUSEHOLD PRODUCTS—1.7%
Procter & Gamble Co.	8,266	511,004
HYPERMARKETS & SUPER CENTERS—1.3%
Wal-Mart Stores Inc.	6,650	372,799
INDUSTRIAL CONGLOMERATES—2.4%
General Electric Co.	39,800	644,760
McDermott International Inc.*	7,350	72,618
		717,378
INSURANCE BROKERS—.4%
Willis Group Holdings Ltd.	4,650	115,692
INTEGRATED OIL & GAS—6.3%
ConocoPhillips	7,100	367,780
Exxon Mobil Corp.	16,550	1,321,187
Hess Corp.	3,150	168,966
		1,857,933
INTEGRATED TELECOMMUNICATION SERVICES—4.3%
AT&T Inc.	38,500	1,097,250
Frontier Communications Corp.	18,400	160,816
		1,258,066

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET RETAIL—.6%
NetFlix Inc.*	5,450	$162,901
INTERNET SOFTWARE & SERVICES—2.9%
eBay Inc.*	16,950	236,622
Google Inc., Cl. A*	800	246,120
IAC/InterActiveCorp.*	11,575	182,075
Limelight Networks Inc.*	27,250	66,763
Yahoo! Inc.*	9,745	118,889
		850,469
INVESTMENT BANKING & BROKERAGE—1.8%
Greenhill & Co., Inc.	1,850	129,074
Lazard Ltd., Cl. A	10,200	303,348
Merrill Lynch & Co., Inc.	8,250	96,030
		528,452
LEISURE PRODUCTS—.1%
Gildan Activewear Inc.*	3,750	44,100
LIFE & HEALTH INSURANCE—.5%
MetLife Inc.	4,150	144,669
LIFE SCIENCES TOOLS & SERVICES—.3%
Covance Inc.*	1,850	85,155
MANAGED HEALTH CARE—.9%
UnitedHealth Group Inc.	10,150	269,990
METAL & GLASS CONTAINERS—.3%
Owens-Illinois Inc.*	2,850	77,890
MOVIES & ENTERTAINMENT—5.0%
DreamWorks Animation SKG Inc.*	5,850	147,771
Regal Entertainment Group	54,100	552,361
Viacom Inc., Cl. B*	18,300	348,798
World Wrestling Entertainment Inc., Cl. A	37,550	416,054
		1,464,984
OFFICE REITS—.7%
Digital Realty Trust Inc.	6,050	198,743
OIL & GAS DRILLING—1.9%
Diamond Offshore Drilling Inc.	4,300	253,442
Rowan Companies Inc.	6,750	107,325
Transocean Ltd.*	4,167	196,891
		557,658
OIL & GAS EQUIPMENT & SERVICES—.9%
Baker Hughes Inc.	8,000	256,560
OIL & GAS EXPLORATION & PRODUCTION—.4%
Chesapeake Energy Corp.	7,250	117,232
OIL & GAS REFINING & MARKETING—.6%
Valero Energy Corp.	8,750	189,350
OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
Bank of America Corp.	16,600	233,728
JPMorgan Chase & Co.	14,500	457,185
		690,913
PACKAGED FOODS & MEATS—1.5%
Kraft Foods Inc., Cl. A	16,867	452,879

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—6.1%
Abbott Laboratories	8,050	$429,629
Johnson & Johnson	8,500	508,555
Merck & Co., Inc.	8,150	247,760
Pfizer Inc.	30,650	542,811
Wyeth	2,000	75,020
		1,803,775
RESEARCH & CONSULTING SERVICES—.7%
FTI Consulting Inc.*	4,750	212,230
RESTAURANTS—2.6%
Burger King Holdings Inc.	7,950	189,846
McDonald's Corp.	6,550	407,344
Starbucks Corp.*	18,550	175,483
		772,673
SEMICONDUCTORS—1.2%
Intel Corp.	11,650	170,789
Intersil Corp.	5,500	50,545
Maxim Integrated Products Inc.	10,650	121,623
		342,957
SOFT DRINKS—5.6%
Coca-Cola Co.,/The	19,100	864,657
Hansen Natural Corp.*	4,200	140,826
PepsiCo Inc.	11,800	646,286
		1,651,769
SPECIALIZED FINANCE—.9%
CME Group Inc.	936	194,791
NYSE Euronext	2,250	61,605
		256,396
SPECIALIZED REITS—.4%
Host Hotels & Resorts Inc.	14,700	111,279
SYSTEMS SOFTWARE—3.8%
Microsoft Corp.	57,750	1,122,660
THRIFTS & MORTGAGE FINANCE—.6%
New York Community Bancorp Inc.	15,650	187,174
TOBACCO—3.3%
Altria Group Inc.	34,500	519,570
Philip Morris International Inc.	10,450	454,679
		974,249
TOTAL COMMON STOCKS (Cost $41,010,886)		28,426,050
PREFERRED STOCKS—1.6%
DIVERSIFIED METALS & MINING—.6%
Freeport-McMoRan Copper & Gold Inc., 6.75%, 5/1/10, Pfd.	3,522	167,295
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
JPMorgan Chase & Co., 8.625%, 9/1/13, Pfd.	11,300	284,534
TOTAL PREFERRED STOCKS (Cost $661,773)		451,829

THE ALGER AMERICAN FUND | ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

CONVERTIBLE CORPORATE BONDS—.3%	PRINCIPAL AMOUNT	VALUE
OIL & GAS DRILLING
Transocean Ltd., 1.50%, 12/15/37 (Cost $125,000)	$125,000	$96,875
SHORT-TERM INVESTMENTS—2.9%
TIME DEPOSITS
JP Morgan Chase London, .06%, 01/02/09 (Cost $863,922)	863,922	863,922
Total Investments (Cost $42,661,581) (a)	101.1%	29,838,676
Liabilities in Excess of Other Assets	(1.1)	(322,879)
NET ASSETS	100.0%	$29,515,797

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $42,802,185 amounted to $12,963,509 which consisted of aggregate gross unrealized appreciation of $1,059,495 and aggregate gross unrealized depreciation of $14,023,004.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—61.4%	SHARES	VALUE
AEROSPACE & DEFENSE—3.2%
BE Aerospace Inc.*	26,500	$203,785
Boeing Co.	24,000	1,024,080
General Dynamics Corp.	19,200	1,105,728
Lockheed Martin Corp.	18,200	1,530,256
		3,863,849
AIR FREIGHT & LOGISTICS—1.2%
FedEx Corp.	7,300	468,295
United Parcel Service Inc., Cl. B	18,100	998,396
		1,466,691
APPAREL RETAIL—.4%
J Crew Group Inc.*	34,100	416,020
APPLICATION SOFTWARE—.2%
Intuit Inc.*	8,600	204,594
ASSET MANAGEMENT & CUSTODY BANKS—.8%
AllianceBernstein Holding LP	9,600	199,584
BlackRock Inc.	3,800	509,770
Invesco Ltd.	17,900	258,476
		967,830
BIOTECHNOLOGY—1.7%
Biogen Idec Inc.*	3,900	185,757
Genentech Inc.*	9,600	795,936
Genzyme Corp.*	9,000	597,330
Gilead Sciences Inc.*	8,900	455,146
		2,034,169
CABLE & SATELLITE—.7%
Comcast Corp., Cl. A	15,800	255,170
Scripps Networks Interactive Inc.	25,400	558,800
		813,970
CASINOS & GAMING—.2%
International Game Technology	19,300	229,477
COAL & CONSUMABLE FUELS—.2%
Peabody Energy Corp.	10,700	243,425
COMMUNICATIONS EQUIPMENT—2.2%
Cisco Systems Inc.*	82,000	1,336,600
Nokia OYJ#	27,800	433,680
QUALCOMM Inc.	8,400	300,972
Research In Motion Ltd.*	11,900	482,902
		2,554,154
COMPUTER & ELECTRONICS RETAIL—.1%
GameStop Corp., Cl. A*	6,900	149,454
COMPUTER HARDWARE—2.3%
Apple Inc.*	17,400	1,485,090
Hewlett-Packard Co.	34,800	1,262,892
		2,747,982
COMPUTER STORAGE & PERIPHERALS—.8%
EMC Corp.*	75,100	786,297
NetApp Inc.*	14,400	201,168
		987,465
CONSTRUCTION & ENGINEERING—.4%
Fluor Corp.	11,100	498,057

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—.4%
Deere & Co.	8,900	$341,048
Joy Global Inc.	5,100	116,739
		457,787
CONSUMER ELECTRONICS—.4%
Sony Corp.#	23,000	503,010
DATA PROCESSING & OUTSOURCED SERVICES—.9%
Alliance Data Systems Corp.*	8,800	409,464
Mastercard Inc.	3,500	500,255
Western Union Co., /The	11,500	164,910
		1,074,629
DIVERSIFIED BANKS—.7%
Wells Fargo & Co.	26,700	787,116
DIVERSIFIED CHEMICALS—.4%
EI Du Pont de Nemours & Co.	20,600	521,180
DRUG RETAIL—1.9%
CVS/Caremark Corp.	35,800	1,028,892
Walgreen Co.	49,900	1,231,033
		2,259,925
ELECTRICAL COMPONENTS & EQUIPMENT—.2%
General Cable Corp.*	12,600	222,894
FERTILIZERS & AGRICULTURAL CHEMICALS—.4%
Monsanto Co.	6,900	485,415
FOOD RETAIL—.2%
Whole Foods Market Inc.	23,300	219,952
FOOTWEAR—.4%
Nike Inc., Cl. B	9,400	479,400
GOLD—.7%
Goldcorp Inc.	7,400	233,322
Yamana Gold Inc.	75,000	579,000
		812,322
HEALTH CARE EQUIPMENT—2.2%
Beckman Coulter Inc.	7,000	307,580
Boston Scientific Corp.*	76,700	593,658
Covidien Ltd.	6,100	221,064
Hologic Inc.*	19,700	257,479
St. Jude Medical Inc.*	19,500	642,720
Zimmer Holdings Inc.*	13,900	561,838
		2,584,339
HEALTH CARE SERVICES—.7%
Quest Diagnostics Inc.	16,200	840,942
HEALTH CARE SUPPLIES—.3%
Inverness Medical Innovations Inc.*	18,300	346,053
HOME ENTERTAINMENT SOFTWARE—1.2%
Nintendo Co., Ltd.#	20,200	940,085
Take-Two Interactive Software Inc.*	69,300	523,908
		1,463,993
HOMEBUILDING—.4%
Toll Brothers Inc.*	22,400	480,032
HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co.	21,300	1,316,766

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HYPERMARKETS & SUPER CENTERS—.4%
Wal-Mart Stores Inc.	7,800	$437,268
INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	14,600	840,084
General Electric Co.	80,700	1,307,340
McDermott International Inc.*	32,400	320,112
		2,467,536
INDUSTRIAL GASES—.2%
Praxair Inc.	4,000	237,440
INDUSTRIAL MACHINERY—.3%
ITT Corp.	8,800	404,712
INSURANCE BROKERS—.2%
Willis Group Holdings Ltd.	10,000	248,800
INTEGRATED OIL & GAS—2.3%
ConocoPhillips	11,500	595,700
Exxon Mobil Corp.	16,600	1,325,178
Hess Corp.	7,600	407,664
Petroleo Brasileiro SA#	17,700	433,473
		2,762,015
INTEGRATED TELECOMMUNICATION SERVICES—.6%
AT&T Inc.	24,300	692,550
INTERNET RETAIL—.8%
Amazon.com Inc.*	5,000	256,400
Expedia Inc.*	28,800	237,312
NetFlix Inc.*	14,000	418,460
		912,172
INTERNET SOFTWARE & SERVICES—2.6%
eBay Inc.*	75,850	1,058,866
Google Inc., Cl. A*	3,500	1,076,775
IAC/InterActiveCorp.*	38,250	601,672
Yahoo! Inc.*	29,900	364,780
		3,102,093
INVESTMENT BANKING & BROKERAGE—1.4%
Greenhill & Co., Inc.	7,300	509,321
Lazard Ltd., Cl. A	34,200	1,017,108
Merrill Lynch & Co., Inc.	12,900	150,156
		1,676,585
IT CONSULTING & OTHER SERVICES—.5%
Cognizant Technology Solutions Corp., Cl. A*	30,500	550,830
LEISURE PRODUCTS—.2%
Gildan Activewear Inc.*	18,700	219,912
LIFE SCIENCES TOOLS & SERVICES—.7%
Covance Inc.*	4,700	216,341
Thermo Fisher Scientific Inc.*	18,000	613,260
		829,601
MANAGED HEALTH CARE—.9%
Aetna Inc.	10,200	290,700
UnitedHealth Group Inc.	28,800	766,080
		1,056,780
METAL & GLASS CONTAINERS—.3%
Owens-Illinois Inc.*	12,100	330,693

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.4%
DreamWorks Animation SKG Inc.*	14,900	$376,374
Regal Entertainment Group	73,100	746,351
Viacom Inc., Cl. B*	30,800	587,048
		1,709,773
OFFICE REITS—.4%
Digital Realty Trust Inc.	15,300	502,605
OIL & GAS DRILLING—.7%
Transocean Ltd.*	17,483	826,071
OIL & GAS EQUIPMENT & SERVICES—.3%
Cameron International Corp.*	19,400	397,700
OIL & GAS EXPLORATION & PRODUCTION—.8%
Anadarko Petroleum Corp.	5,100	196,605
Chesapeake Energy Corp.	46,200	747,054
		943,659
OTHER DIVERSIFIED FINANCIAL SERVICES—.9%
Bank of America Corp.	9,000	126,720
JPMorgan Chase & Co.	31,800	1,002,654
		1,129,374
PACKAGED FOODS & MEATS—.9%
Kraft Foods Inc., Cl. A	37,700	1,012,245
PHARMACEUTICALS—3.5%
Abbott Laboratories	19,200	1,024,704
Johnson & Johnson	18,400	1,100,872
Merck & Co., Inc.	20,700	629,280
Mylan Inc.*	48,500	479,665
Shire PLC#	11,300	506,014
Wyeth	12,300	461,373
		4,201,908
RESEARCH & CONSULTING SERVICES—.5%
FTI Consulting Inc.*	14,500	647,860
RESTAURANTS—.8%
Cheesecake Factory /The*	31,400	317,140
Starbucks Corp.*	72,900	689,634
		1,006,774
SEMICONDUCTOR EQUIPMENT—.6%
Kla-Tencor Corp.	8,400	183,036
Lam Research Corp.*	14,900	317,072
Tessera Technologies Inc.*	16,300	193,644
		693,752
SEMICONDUCTORS—.7%
Intel Corp.	58,200	853,212
SOFT DRINKS—3.8%
Coca-Cola Co., /The	49,300	2,231,811
Hansen Natural Corp.*	11,000	368,830
PepsiCo Inc.	35,200	1,927,904
		4,528,545
SPECIALIZED FINANCE—1.0%
CME Group Inc.	3,628	755,023
Hong Kong Exchanges and Clearing Ltd.	28,200	270,746
NYSE Euronext	5,900	161,542
		1,187,311
SYSTEMS SOFTWARE—2.3%
Microsoft Corp.	138,850	2,699,244

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
THRIFTS & MORTGAGE FINANCE—.4%
New York Community Bancorp Inc.	36,800	$440,128
TOBACCO—2.0%
Altria Group Inc.	76,100	1,146,066
Philip Morris International Inc.	27,400	1,192,174
		2,338,240
TOTAL COMMON STOCKS (Cost $108,677,178)		73,080,280
PREFERRED STOCKS—.4%
OTHER DIVERSIFIED FINANCIAL SERVICES
JPMorgan Chase & Co., 8.625%, 9/1/13, Pfd. (Cost $492,500)	19,700	496,046
CORPORATE BONDS—20.4%	PRINCIPAL AMOUNT
BREWERS—.5%
SABMiller PLC, 5.70%, 1/15/14 (a)	$650,000	599,928
CASINOS & GAMING—.1%
Scientific Games Corp., 7.875%, 6/15/16 (a)	100,000	81,000
COMPUTER HARDWARE—.5%
Hewlett-Packard Co., 6.125%, 3/1/14	600,000	638,506
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—.2%
Caterpillar Financial Services Corp., 6.20%, 9/30/13	225,000	232,193
CONSUMER FINANCE—.5%
American Express Credit Corp., 7.30%, 8/20/13	600,000	614,752
ELECTRIC UTILITIES—1.3%
Florida Power Corp., 5.80%, 9/15/17	600,000	628,069
Exelon Generation Co., LLC, 6.20%, 10/1/17	325,000	279,954
Entergy Gulf States Louisiana LLC, 6.00%, 5/1/18 (a)	700,000	611,148
		1,519,171
HOUSEHOLD PRODUCTS—.1%
Procter & Gamble Co., 4.60%, 1/15/14	125,000	131,135
INDUSTRIAL CONGLOMERATES—.8%
Ge Capital Commercial Mortgage Corp., 6.59%, 8/11/33	1,000,000	972,348
INDUSTRIAL MACHINERY—.5%
Systems 2001 AT LLC, 6.664%, 9/15/13 (b)	630,432	624,127
INTEGRATED OIL & GAS—1.0%
BP Capital Markets PLC, 5.25%, 11/7/13	600,000	627,029
Marathon Oil Corp., 5.90%, 3/15/18	725,000	606,513
		1,233,542
INTEGRATED TELECOMMUNICATION SERVICES—1.7%
AT&T Inc., 4.95%, 1/15/13	730,000	734,697
Verizon Communications Inc., 5.25%, 4/15/13	600,000	602,866
Verizon Wireless, 7.375%, 11/15/13 (a)	600,000	633,692
		1,971,255

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

CORPORATE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE

INVESTMENT BANKING & BROKERAGE—3.8%
Goldman Sachs Group Inc., /The, 3.25%, 6/15/12	$600,000	$626,503
Goldman Sachs Group Inc., /The, 6.15%, 4/1/18	525,000	505,377
Lazard Group LLC, 6.85%, 6/15/17	600,000	382,500
Morgan Stanley, 2.90%, 12/1/2010	600,000	615,981
Morgan Stanley Capital I, 5.178%, 9/15/42	1,595,000	1,305,658
Morgan Stanley Capital I, 5.514%, 11/12/49	1,400,000	1,097,012
		4,533,031
MANAGED HEALTH CARE—.3%
Cigna Corp., 5.375%, 3/15/17	500,000	420,905
MORTGAGE BACKED SECURITIES—1.1%
Bear Stearns Commercial Mortgage Securities, 4.888%, 5/14/16 (a)	650,000	650,602
Bear Stearns Commercial Mortgage Securities, 5.064%, 5/14/16 (a)	650,000	651,020
		1,301,622
MOVIES & ENTERTAINMENT—.1%
Time Warner Cable Inc., 8.25%, 2/14/14	125,000	126,939
MULTI-UTILITIES—.7%
CenterPoint Energy Transition Bond Co., LLC, 4.97%, 8/1/14	655,000	643,169
Virginia Electric and Power Co., 5.10%, 11/30/12	255,000	249,511
		892,680
OIL & GAS EXPLORATION & PRODUCTION—.1%
PetroHawk Energy Corp., 7.875%, 6/1/15 (a)	150,000	111,750
OIL & GAS REFINING & MARKETING—1.0%
Tesoro Corp., 6.25%, 11/1/12	800,000	556,000
Valero Energy Corp., 6.875%, 4/15/12	600,000	603,815
		1,159,815
OIL & GAS STORAGE & TRANSPORTATION—1.1%
Inergy LP/Inergy Finance Corp., 8.25%, 3/1/16	653,000	512,605
Enterprise Products Operating LLC, 8.375%, 8/1/66	1,350,000	743,348
		1,255,953
OTHER DIVERSIFIED FINANCIAL SERVICES—1.7%
Bank of America Corp., 8.00%, 1/30/18	350,000	252,112
Bank of America Corp., 8.125%, 5/15/18	947,000	709,540
Citigroup Inc., 8.40%, 4/30/18	1,150,000	760,771
JPMorgan Chase & Co., 7.90%, 4/30/18	350,000	291,909
		2,014,332
PACKAGED FOODS & MEATS—.1%
Kraft Foods Inc., 6.75%, 2/19/14	125,000	129,860
PROPERTY & CASUALTY INSURANCE—.5%
Liberty Mutual Group Inc., 7.80%, 3/15/37 (a)	1,350,000	606,706
RAILROADS—.3%
Norfolk Southern Corp., 5.75%, 4/1/18	375,000	365,537
RESTAURANTS—.5%
Darden Restaurants Inc., 5.625%, 10/15/12	650,000	562,099
SOFT DRINKS—1.0%
Dr. Pepper Snapple Group Inc., 6.82%, 5/1/18 (a)	615,000	607,638
PepsiCo Inc., 4.65%, 2/15/13	580,000	596,899
		1,204,537
WIRELESS TELECOMMUNICATION SERVICES—.9%
American Tower Trust, 5.9568%, 4/15/37 (a)	1,500,000	1,027,383
TOTAL CORPORATE BONDS (Cost $28,477,686)		24,331,106

THE ALGER AMERICAN FUND | ALGER AMERICAN BALANCED PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

CONVERTIBLE CORPORATE BONDS—.7%	PRINCIPAL AMOUNT	VALUE

OIL & GAS DRILLING—.2%
Transocean Ltd., 1.50%, 12/15/37	$300,000	$232,500
SPECIALIZED REITS—.5%
Rayonier TRS Holdings Inc., 3.75%, 10/15/12 (a)	650,000	583,375
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $951,909)		815,875
U.S. GOVERNMENT & AGENCY OBLIGATIONS—14.3%
Federal National Mortgage Association, 5.00%, 4/1/18	856,577	887,082
5.50%, 12/15/20	945,700	967,845
5.50%, 10/25/20	1,350,000	1,385,053
6.00%, 4/25/35	1,800,000	1,836,910
Federal Home Loan Banks, 5.375%, 6/8/12	200,000	222,929
Federal Home Loan Mortgage Corporation, 5.50%, 7/15/10	515,349	518,550
5.50%, 1/15/15	1,256,743	1,303,285
6.00%, 8/15/29	1,880,000	1,941,826
6.00%, 3/15/36	1,134,732	1,133,669
Government National Mortgage Association, 5.00%, 5/16/29	1,180,753	1,193,824
U.S. Treasury Bonds, 5.25%, 11/15/28	1,000,000	1,320,625
U.S. Treasury Notes, 5.00%, 8/15/11	1,385,000	1,542,436
4.25%, 11/15/14	900,000	1,041,539
4.50%, 2/15/16	640,000	753,601
4.75%, 8/15/17	640,000	765,400
3.50%, 2/15/18	150,000	166,078
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $15,939,348)		16,980,652
SHORT-TERM INVESTMENTS—2.6%
TIME DEPOSITS
JP Morgan Chase London, .06%, 1/2/09 (Cost $3,057,543)	3,057,543	3,057,543
Total Investments (Cost $157,596,164) (c)	99.8%	118,761,502
Other Assets in Excess of Liabilities	0.2	195,945
NET ASSETS	100.0%	$118,957,447

  *  Non-income producing securities.

  #  American Depositary Receipts.

  (a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 5.2% of the net assets of the fund.

(b) Security may be sold prior to maturity only to qualified institutional buyers. Security was acquired on February 9, 2005 for a cost of $666,049.

  (c)  At December 31,2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $157,889,882 amounted to $39,128,380 which consisted of aggregate gross unrealized appreciation of $2,433,160 and aggregate gross unrealized depreciation of $41,561,540.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—92.5%	SHARES	VALUE
AEROSPACE & DEFENSE—.8%
BE Aerospace Inc.*	145,850	$1,121,586
APPAREL RETAIL—3.9%
Aeropostale Inc.*	80,700	1,299,270
Chico's FAS Inc.*	196,400	820,952
Gap Inc., /The	72,800	974,792
J Crew Group Inc.*	134,800	1,644,560
Urban Outfitters Inc.*	41,700	624,666
		5,364,240
APPLICATION SOFTWARE—2.7%
Autodesk Inc.*	70,200	1,379,430
Informatica Corp.*	37,700	517,621
Taleo Corp.*	123,100	963,873
TIBCO Software Inc.*	166,400	863,616
		3,724,540
ASSET MANAGEMENT & CUSTODY BANKS—3.1%
AllianceBernstein Holding LP	25,200	523,908
BlackRock Inc.	13,300	1,784,195
Invesco Ltd.	133,700	1,930,628
		4,238,731
BIOTECHNOLOGY—7.7%
Alexion Pharmaceuticals Inc.*	54,900	1,986,831
Biogen Idec Inc.*	37,300	1,776,599
Celgene Corp.*	26,000	1,437,280
Genzyme Corp.*	14,200	942,454
Metabolix Inc.*	238,300	3,031,176
United Therapeutics Corp.*	19,800	1,238,490
		10,412,830
CABLE & SATELLITE—.5%
Comcast Corp., Cl. A	40,600	685,328
COAL & CONSUMABLE FUELS—.4%
Consol Energy Inc.	19,900	568,742
COMMUNICATIONS EQUIPMENT—1.1%
Juniper Networks Inc.*	51,000	893,010
Research In Motion Ltd.*	14,900	604,642
		1,497,652
COMPUTER & ELECTRONICS RETAIL—1.2%
GameStop Corp., Cl. A*	76,400	1,654,824
COMPUTER HARDWARE—1.7%
Apple Inc.*	26,400	2,253,240
COMPUTER STORAGE & PERIPHERALS—.5%
NetApp Inc.*	45,700	638,429
CONSTRUCTION & ENGINEERING—.4%
Fluor Corp.	13,500	605,745
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Deere & Co.	48,500	1,858,520
DISTILLERS & VINTNERS—.2%
Central European Distribution Corp.*	14,200	279,740
DISTRIBUTORS—.4%
LKQ Corp.*	48,700	567,842

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
EDUCATION SERVICES—2.0%
Apollo Group Inc., Cl. A*	13,400	$1,026,708
Corinthian Colleges Inc.*	58,700	960,919
ITT Educational Services Inc.*	7,600	721,848
		2,709,475
ELECTRIC UTILITIES—.6%
ITC Holdings Corp.	18,400	803,712
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
General Cable Corp.*	55,200	976,488
JA Solar Holdings Co., Ltd.*#	167,600	732,412
		1,708,900
FERTILIZERS & AGRICULTURAL CHEMICALS—.5%
Mosaic Co., /The	17,900	619,340
FOOD RETAIL—.6%
Whole Foods Market Inc.	87,000	821,280
FOOTWEAR—1.3%
Iconix Brand Group Inc.*	174,197	1,703,647
HEALTH CARE EQUIPMENT—2.8%
Boston Scientific Corp.*	87,100	674,154
Covidien Ltd.	18,500	670,440
Insulet Corp.*	124,500	961,140
Masimo Corp.*	11,100	331,113
Varian Medical Systems Inc.*	34,600	1,212,384
		3,849,231
HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc.*	70,100	1,325,591
HEAVY ELECTRICAL EQUIPMENT—2.2%
Vestas Wind Systems A/S*	51,800	3,048,264
HOME ENTERTAINMENT SOFTWARE—4.8%
Activision Blizzard Inc.*	265,900	2,297,376
Nintendo Co., Ltd.#	90,050	4,190,828
		6,488,204
INDUSTRIAL GASES—.8%
Praxair Inc.	18,800	1,115,968
INDUSTRIAL MACHINERY—3.4%
ITT Corp.	53,600	2,465,064
SPX Corp.	54,200	2,197,810
		4,662,874
INTERNET RETAIL—1.7%
Expedia Inc.*	220,900	1,820,216
Shutterfly Inc.*	73,200	511,668
		2,331,884
INTERNET SOFTWARE & SERVICES—6.0%
eBay Inc.*	154,900	2,162,404
Interwoven Inc.*	96,400	1,214,640
Netease.com*#	100,500	2,221,050
Omniture Inc.*	103,300	1,099,112
Vignette Corp.*	153,000	1,439,730
		8,136,936
INVESTMENT BANKING & BROKERAGE—1.3%
Lazard Ltd., Cl. A	60,700	1,805,218

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—4.1%
Cognizant Technology Solutions Corp., Cl. A*	201,300	$3,635,478
Satyam Computer Services Ltd.#	208,200	1,882,128
		5,517,606
LEISURE PRODUCTS—.8%
Gildan Activewear Inc.*	88,500	1,040,760
LIFE SCIENCES TOOLS & SERVICES—2.2%
Parexel International Corp.*	239,600	2,326,516
Thermo Fisher Scientific Inc.*	20,700	705,249
		3,031,765
MANAGED HEALTH CARE—1.7%
Aetna Inc.	54,000	1,539,000
AMERIGROUP Corp.*	24,100	711,432
		2,250,432
MULTI-UTILITIES—.8%
Veolia Environnement#	34,500	1,093,995
OIL & GAS DRILLING—.9%
Nabors Industries Ltd.*	98,500	1,179,045
OIL & GAS EQUIPMENT & SERVICES—2.6%
Cameron International Corp.*	29,800	610,900
Weatherford International Ltd.*	265,700	2,874,874
		3,485,774
OIL & GAS EXPLORATION & PRODUCTION—3.4%
Chesapeake Energy Corp.	59,300	958,881
Concho Resources Inc.*	31,400	716,548
Denbury Resources Inc.*	87,700	957,684
Linc Energy Ltd.*	317,700	446,799
Nexen Inc.	88,700	1,559,346
		4,639,258
OTHER DIVERSIFIED FINANCIAL SERVICES—.7%
BM&F BOVESPA SA	385,402	994,906
PACKAGED FOODS & MEATS—.5%
ConAgra Foods Inc.	41,400	683,100
PHARMACEUTICALS—4.5%
Auxilium Pharmaceuticals Inc.*	48,500	1,379,340
Mylan Inc.*	241,200	2,385,468
Optimer Pharmaceuticals Inc.*	143,100	1,732,941
Perrigo Co.	20,200	652,662
		6,150,411
RESEARCH & CONSULTING SERVICES—1.0%
FTI Consulting Inc.*	31,400	1,402,952
RESTAURANTS—3.0%
Burger King Holdings Inc.	79,000	1,886,520
McCormick & Schmick's Seafood Restaurants Inc.*	110,500	444,210
Starbucks Corp.*	190,700	1,804,022
		4,134,752
SECURITY & ALARM SERVICES—1.2%
Geo Group Inc., /The*	91,800	1,655,154

THE ALGER AMERICAN FUND | ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—3.9%
Altera Corp.	39,800	$665,058
Atheros Communications Inc.*	98,400	1,408,104
Broadcom Corp., Cl. A*	34,000	576,980
Intersil Corp.	93,400	858,346
Marvell Technology Group Ltd.*	71,000	473,570
Skyworks Solutions Inc.*	127,000	703,580
Texas Instruments Inc.	41,700	647,184
		5,332,822
SOFT DRINKS—1.1%
Hansen Natural Corp.*	43,400	1,455,202
SPECIALIZED FINANCE—2.0%
CME Group Inc.	4,600	957,306
NYSE Euronext	65,500	1,793,390
		2,750,696
TECHNOLOGY DISTRIBUTORS—.7%
Mellanox Technologies Ltd.*	119,500	939,270
THRIFTS & MORTGAGE FINANCE—.6%
People's United Financial Inc.	46,600	830,878
WIRELESS TELECOMMUNICATION SERVICES—.5%
SBA Communications Corp.*	40,300	657,696
TOTAL COMMON STOCKS (Cost $181,508,540)		125,828,987
CONVERTIBLE CORPORATE BONDS—.4%	PRINCIPAL AMOUNT
OIL & GAS DRILLING
Transocean Ltd., 1.50%, 12/15/37 (Cost $740,000)	$740,000	573,500
SHORT-TERM INVESTMENTS—7.2%
TIME DEPOSITS
Branch Bank & Trust, Grand Cayman, .06%, 01/02/09	4,700,000	4,700,000
HSBC Bank USA, Grand Cayman, .06%, 01/02/09	320,738	320,738
JP Morgan Chase London, .06%, 01/02/09	4,700,000	4,700,000
TOTAL TIME DEPOSITS (Cost $9,720,738)		9,720,738
Total Investments (Cost $191,969,278) (a)	100.1%	136,123,225
Liabilities in Excess of Other Assets	(0.1)	(173,811)
NET ASSETS	100.0%	$135,949,414

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $204,413,078 amounted to $68,289,853 which consisted of aggregate gross unrealized appreciation of $2,199,093 and aggregate gross unrealized depreciation of $70,488,946.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—93.0%	SHARES	VALUE
AEROSPACE & DEFENSE—5.2%
BE Aerospace Inc.*	95,000	$730,550
General Dynamics Corp.	29,477	1,697,580
Lockheed Martin Corp.	89,400	7,516,752
		9,944,882
AIR FREIGHT & LOGISTICS—.3%
United Parcel Service Inc., Cl. B	10,100	557,116
APPLICATION SOFTWARE—2.5%
Autodesk Inc.*	55,100	1,082,715
Net 1 UEPS Technologies Inc.*	36,350	497,995
Solera Holdings Inc.*	73,800	1,778,580
Synopsys Inc.*	74,800	1,385,296
		4,744,586
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
AllianceBernstein Holding LP	39,700	825,363
Invesco Ltd.	138,100	1,994,164
		2,819,527
BIOTECHNOLOGY—6.0%
Alexion Pharmaceuticals Inc.*	35,200	1,273,888
Biogen Idec Inc.*	30,500	1,452,715
Celgene Corp.*	16,500	912,120
Cephalon Inc.*	28,900	2,226,456
Genentech Inc.*	35,700	2,959,887
Genzyme Corp.*	19,000	1,261,030
United Therapeutics Corp.*	23,281	1,456,227
		11,542,323
CABLE & SATELLITE—.7%
Comcast Corp., Cl. A	89,900	1,451,885
COMMUNICATIONS EQUIPMENT—3.7%
Ciena Corp.*	81,100	543,370
Cisco Systems Inc.*	89,000	1,450,700
Nice Systems Ltd.*#	51,200	1,150,464
QUALCOMM Inc.	71,600	2,565,428
Research In Motion Ltd.*	18,400	746,672
Sonus Networks Inc.*	429,100	677,978
		7,134,612
COMPUTER HARDWARE—1.7%
Apple Inc.*	38,700	3,303,045
CONSTRUCTION & ENGINEERING—.2%
Quanta Services Inc.*	19,450	385,110
DRUG RETAIL—2.8%
CVS/Caremark Corp.	154,900	4,451,826
Walgreen Co.	39,200	967,064
		5,418,890
ELECTRICAL COMPONENTS & EQUIPMENT—.2%
General Cable Corp.*	26,900	475,861
FERTILIZERS & AGRICULTURAL CHEMICALS—1.1%
Mosaic Co., /The	41,700	1,442,820
Potash Corp., of Saskatchewan	10,300	754,166
		2,196,986
FOOD RETAIL—1.0%
Kroger Co., /The	73,400	1,938,494
FOOTWEAR—.2%
Deckers Outdoor Corp.*	5,000	399,350

THE ALGER AMERICAN FUND | ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—3.2%
Baxter International Inc.	31,700	$1,698,803
Covidien Ltd.	111,800	4,051,632
Insulet Corp.*	63,400	489,448
		6,239,883
HEALTH CARE SUPPLIES—.8%
Inverness Medical Innovations Inc.*	78,700	1,488,217
HOME ENTERTAINMENT SOFTWARE—4.8%
Activision Blizzard Inc.*	173,500	1,499,040
Nintendo Co., Ltd.#	168,100	7,823,189
		9,322,229
HOMEBUILDING—.4%
Toll Brothers Inc.*	32,400	694,332
HOUSEWARES & SPECIALTIES—.3%
Tupperware Brands Corp.	23,500	533,450
INDUSTRIAL CONGLOMERATES—1.1%
Tyco International Ltd.	94,500	2,041,200
INDUSTRIAL MACHINERY—.8%
ITT Corp.	34,500	1,586,655
INTEGRATED OIL & GAS—.8%
Chevron Corp.	20,600	1,523,782
INTEGRATED TELECOMMUNICATION SERVICES—.5%
BCE Inc.	50,000	1,024,500
INTERNET RETAIL—.3%
Expedia Inc.*	69,800	575,152
INTERNET SOFTWARE & SERVICES—10.8%
eBay Inc.*	255,983	3,573,523
Google Inc., Cl. A*	22,900	7,045,185
IAC/InterActiveCorp.*	426,400	6,707,272
Netease.com*#	109,500	2,419,950
Sina Corp.*	44,890	1,039,204
		20,785,134
IT CONSULTING & OTHER SERVICES—2.3%
Cognizant Technology Solutions Corp., Cl. A*	159,061	2,872,641
Satyam Computer Services Ltd.#	182,700	1,651,608
		4,524,249
LEISURE PRODUCTS—.6%
Gildan Activewear Inc.*	98,090	1,153,538
LIFE SCIENCES TOOLS & SERVICES—2.1%
Life Technologies Corp.*	67,500	1,573,425
Thermo Fisher Scientific Inc.*	70,400	2,398,528
		3,971,953
MANAGED HEALTH CARE—.5%
UnitedHealth Group Inc.	36,200	962,920
METAL & GLASS CONTAINERS—1.8%
Ball Corp.	25,600	1,064,704
Owens-Illinois Inc.*	88,200	2,410,506
		3,475,210
MOVIES & ENTERTAINMENT—1.4%
DreamWorks Animation SKG Inc.*	31,800	803,268
Regal Entertainment Group	180,300	1,840,863
		2,644,131

THE ALGER AMERICAN FUND | ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
MULTI-UTILITIES—.6%
Veolia Environnement#	39,800	$1,262,058
OIL & GAS DRILLING—1.0%
Transocean Ltd.*	40,300	1,904,175
OIL & GAS EQUIPMENT & SERVICES—2.2%
Weatherford International Ltd.*	387,800	4,195,996
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Chesapeake Energy Corp.	184,600	2,984,982
Nexen Inc.	147,700	2,596,566
Whiting Petroleum Corp.*	12,400	414,904
		5,996,452
OTHER DIVERSIFIED FINANCIAL SERVICES—.1%
BM&F BOVESPA SA	81,400	210,132
PACKAGED FOODS & MEATS—2.4%
General Mills Inc.	30,000	1,822,500
Kraft Foods Inc., Cl. A	102,700	2,757,495
		4,579,995
PHARMACEUTICALS—5.9%
Abbott Laboratories	123,900	6,612,543
Bristol-Myers Squibb Co.	24,600	571,950
Pfizer Inc.	53,400	945,714
Wyeth	85,000	3,188,350
		11,318,557
PROPERTY & CASUALTY INSURANCE—.5%
ACE Ltd.	20,000	1,058,400
PUBLISHING—.9%
McGraw-Hill Companies Inc., /The	73,600	1,706,784
SEMICONDUCTOR EQUIPMENT—.1%
Tessera Technologies Inc.*	14,120	167,746
SEMICONDUCTORS—1.7%
Atheros Communications Inc.*	65,800	941,598
Marvell Technology Group Ltd.*	277,600	1,851,592
Skyworks Solutions Inc.*	74,420	412,287
		3,205,477
SOFT DRINKS—1.1%
Coca-Cola Co., /The	30,800	1,394,316
Hansen Natural Corp.*	22,500	754,425
		2,148,741
SPECIALIZED FINANCE—1.9%
NASDAQ OMX Group Inc., /The*	38,600	953,806
NYSE Euronext	100,500	2,751,690
		3,705,496
SYSTEMS SOFTWARE—3.8%
Microsoft Corp.	375,100	7,291,944
THRIFTS & MORTGAGE FINANCE—.9%
People's United Financial Inc.	99,000	1,765,170
TOBACCO—7.2%
Altria Group Inc.	337,500	5,082,750
Philip Morris International Inc.	201,500	8,767,265
		13,850,015
TOTAL COMMON STOCKS (Cost $215,573,287)		179,226,340

THE ALGER AMERICAN FUND | ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

PREFERRED STOCKS—.3%	SHARES	VALUE
PHARMACEUTICALS
Mylan Inc., 6.50%, 11/15/10, Pfd. (Cost $519,031)	891	$587,196
CONVERTIBLE CORPORATE BONDS—.2%	PRINCIPAL AMOUNT
LIFE SCIENCES TOOLS & SERVICES
Life Technologies Corp., 3.25%, 6/15/25 (Cost $350,670)	$425,000	363,375
SHORT-TERM INVESTMENTS—3.9%
TIME DEPOSITS
Branch Bank & Trust, Grand Cayman, .06%, 01/02/09	502,141	502,141
JP Morgan Chase London, .06%, 01/02/09	7,000,000	7,000,000
TOTAL TIME DEPOSITS (Cost $7,502,141)		7,502,141
Total Investments (Cost $223,945,129) (a)	97.4%	187,679,052
Other Assets in Excess of Liabilities	2.6	5,024,621
NET ASSETS	100.0%	$192,703,673

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At December 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $235,572,490 amounted to $47,893,438 which consisted of aggregate gross unrealized appreciation of $3,950,291 and aggregate gross unrealized depreciation of $51,843,729.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2008

COMMON STOCKS—93.6%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
Alliant Techsystems Inc.*	140	$12,006
BE Aerospace Inc.*	545	4,191
		16,197
AIRLINES—.9%
Airtran Holdings Inc.*	2,090	9,280
APPAREL RETAIL—1.6%
Aeropostale Inc.*	335	5,393
J Crew Group Inc.*	280	3,416
Urban Outfitters Inc.*	450	6,741
		15,550
APPLICATION SOFTWARE—6.0%
Ansys Inc.*	260	7,251
Concur Technologies Inc.*	380	12,472
Informatica Corp.*	950	13,043
PROS Holdings Inc.*	815	4,686
Solera Holdings Inc.*	625	15,062
Taleo Corp.*	900	7,047
		59,561
ASSET MANAGEMENT & CUSTODY BANKS—.9%
Affiliated Managers Group Inc.*	210	8,803
BIOTECHNOLOGY—6.5%
Alexion Pharmaceuticals Inc.*	355	12,847
Allos Therapeutics Inc.*	870	5,324
Cephalon Inc.*	140	10,786
Cepheid Inc.*	435	4,515
Cubist Pharmaceuticals Inc.*	505	12,201
OSI Pharmaceuticals Inc.*	260	10,153
United Therapeutics Corp.*	145	9,070
		64,896
CASINOS & GAMING—1.1%
Bally Technologies Inc.*	460	11,054
COMMUNICATIONS EQUIPMENT—1.8%
Nice Systems Ltd.*#	525	11,797
Polycom Inc.*	440	5,944
		17,741
COMPUTER & ELECTRONICS RETAIL—.6%
GameStop Corp., Cl. A*	275	5,957
COMPUTER HARDWARE—.7%
NCR Corp.*	475	6,717
COMPUTER STORAGE & PERIPHERALS—.7%
NetApp Inc.*	525	7,334
CONSTRUCTION & ENGINEERING—1.5%
Aecom Technology Corp.*	485	14,904
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Bucyrus International Inc.	220	4,074
Titan Machinery Inc.*	460	6,468
		10,542
DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Affiliated Computer Services Inc., CL. A*	200	9,190
NeuStar Inc., Cl. A*	395	7,556
TeleTech Holdings Inc.*	610	5,094
VeriFone Holdings Inc.*	1,150	5,635
Wright Express Corp.*	440	5,544
		33,019

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
DISTILLERS & VINTNERS—.4%
Central European Distribution Corp.*	205	$4,039
DISTRIBUTORS—1.4%
LKQ Corp.*	1,175	13,701
EDUCATION SERVICES—1.4%
ITT Educational Services Inc.*	150	14,247
ELECTRIC UTILITIES—1.4%
ITC Holdings Corp.	310	13,541
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
Ametek Inc.	400	12,084
Roper Industries Inc.	230	9,984
		22,068
ENVIRONMENTAL & FACILITIES SERVICES—1.9%
EnergySolutions Inc.	885	5,000
Waste Connections Inc.*	450	14,207
		19,207
FERTILIZERS & AGRICULTURAL CHEMICALS—.4%
Terra Industries Inc.	265	4,418
FOOTWEAR—1.1%
Iconix Brand Group Inc.*	1,170	11,443
HEALTH CARE EQUIPMENT—5.2%
Hologic Inc.*	370	4,836
Intuitive Surgical Inc.*	40	5,080
Masimo Corp.*	340	10,142
Meridian Bioscience Inc.	535	13,626
NuVasive Inc.*	70	2,426
Thoratec Corp.*	495	16,083
		52,193
HEALTH CARE FACILITIES—1.0%
Community Health Systems Inc.*	685	9,987
HEALTH CARE SERVICES—1.3%
IPC The Hospitalist Co., Inc.*	775	13,043
HEALTH CARE SUPPLIES—1.0%
Immucor Inc.*	385	10,233
HOUSEHOLD PRODUCTS—.8%
Church & Dwight Co., Inc.	150	8,418
HOUSEWARES & SPECIALTIES—1.3%
Tupperware Brands Corp.	555	12,599
INDUSTRIAL GASES—1.2%
Airgas Inc.	295	11,502
INTEGRATED TELECOMMUNICATION SERVICES—.5%
Cincinnati Bell Inc.*	2,815	5,433
INTERNET RETAIL—1.2%
priceline.com Inc.*	160	11,784
INTERNET SOFTWARE & SERVICES—1.1%
GSI Commerce Inc.*	505	5,312
Omniture Inc.*	515	5,480
		10,792
INVESTMENT BANKING & BROKERAGE—2.1%
Investment Technology Group Inc.*	365	8,293
Lazard Ltd., Cl. A	440	13,086
		21,379

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—.6%
Satyam Computer Services Ltd.#	610	$5,514
LEISURE FACILITIES—.9%
Life Time Fitness Inc.*	690	8,935
LEISURE PRODUCTS—1.5%
Gildan Activewear Inc.*	740	8,702
Phillips-Van Heusen Corp.	330	6,643
		15,345
LIFE SCIENCES TOOLS & SERVICES—3.1%
Icon PLC*#	525	10,337
Illumina Inc.*	450	11,723
Parexel International Corp.*	890	8,642
		30,702
MANAGED HEALTH CARE—1.1%
AMERIGROUP Corp.*	360	10,627
METAL & GLASS CONTAINERS—1.5%
Silgan Holdings Inc.	310	14,821
MOVIES & ENTERTAINMENT—1.1%
DreamWorks Animation SKG Inc.*	445	11,241
OFFICE REITS—1.2%
Digital Realty Trust Inc.	365	11,990
OIL & GAS EQUIPMENT & SERVICES—2.6%
Cal Dive International Inc.*	1,100	7,161
Cameron International Corp.*	380	7,790
IHS Inc., Cl. A*	300	11,226
		26,177
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Concho Resources Inc.*	530	12,095
Denbury Resources Inc.*	545	5,951
Mariner Energy Inc.*	765	7,803
Petrobank Energy & Resources Ltd.*	270	4,442
Range Resources Corp.	375	12,896
Whiting Petroleum Corp.*	115	3,848
		47,035
PACKAGED FOODS & MEATS—1.3%
Hain Celestial Group Inc.*	660	12,599
PHARMACEUTICALS—4.2%
Auxilium Pharmaceuticals Inc.*	255	7,252
Mylan Inc.*	1,425	14,093
Optimer Pharmaceuticals Inc.*	545	6,600
Perrigo Co.	425	13,732
		41,677
PROPERTY & CASUALTY INSURANCE—1.3%
First Mercury Financial Corp.*	940	13,404
REGIONAL BANKS—1.0%
Signature Bank*	355	10,185
REINSURANCE—.7%
Platinum Underwriters Holdings Ltd.	200	7,216
RESEARCH & CONSULTING SERVICES—1.2%
FTI Consulting Inc.*	275	12,287
RESTAURANTS—1.1%
Darden Restaurants Inc.	400	11,272

THE ALGER AMERICAN FUND | ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO

Schedule of Investments (Continued) December 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SECURITY & ALARM SERVICES—1.4%
Geo Group Inc., /The*	765	$13,793
SEMICONDUCTORS—3.4%
Atheros Communications Inc.*	645	9,230
Intersil Corp.	410	3,768
Marvell Technology Group Ltd.*	1,080	7,204
Microsemi Corp.*	450	5,688
Monolithic Power Systems Inc.*	195	2,459
ON Semiconductor Corp.*	1,520	5,168
		33,517
TECHNOLOGY DISTRIBUTORS—.9%
Mellanox Technologies Ltd.*	1,165	9,157
THRIFTS & MORTGAGE FINANCE—2.2%
Brookline Bancorp Inc.	1,065	11,342
People's United Financial Inc.	605	10,787
		22,129
WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp.*	880	14,362
TOTAL COMMON STOCKS (Cost $1,438,084)		935,567
SHORT-TERM INVESTMENTS—6.5%	PRINCIPAL AMOUNT
TIME DEPOSITS
Branch Bank & Trust, Grand Cayman, .06%, 01/02/09	$30,139	30,139
JP Morgan Chase London, .06%, 01/02/09	34,300	34,300
TOTAL TIME DEPOSITS (Cost $64,439)		64,439
Total Investments (Cost $1,502,523) (a)	100.1%	1,000,006
Liabilities in Excess of Other Assets	(0.1)	(850)
NET ASSETS	100.0%	$999,156

  *  Non-income producing securities.

  #  American Depositary Receipts.

  (a)  At December 31,2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,508,304 amounted to $508,298 which consisted of aggregate gross unrealized appreciation of $23,198 and aggregate gross unrealized depreciation of $531,496.

See Notes to Financial Statements.

[This page intentionally left blank]

THE ALGER AMERICAN FUND

Statements of Assets and Liabilities December 31, 2008

	Alger American LargeCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Alger American Income and Growth Portfolio	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Capital Appreciation Portfolio	Alger American SmallCap and MidCap Growth Portfolio
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$276,412,044	$290,756,136	$29,838,676	$118,761,502	$136,123,225	$187,679,052	$1,000,006
Cash	4,083	—	—	—	4,802	1,888	—
Receivable for investment securities sold	17,136,849	651,369	554,770	3,684,437	—	10,269,584	—
Receivable for shares of beneficial interest sold	454,048	541,160	15,708	16,798	733,817	245,192	—
Dividends and interest receivable	450,275	66,665	55,378	615,578	43,313	354,114	239
Receivable from investment advisor	—	—	—	—	—	—	9,465
Prepaid expenses	77,345	54,489	7,330	25,192	32,623	38,564	586
Total Assets	294,534,644	292,069,819	30,471,862	123,103,507	136,937,780	198,588,394	1,010,296
LIABILITIES:
Payable for investment securities purchased	18,591,864	122,775	881,370	3,876,656	740,734	5,562,772	325
Payable for shares of beneficial interest redeemed	164,889	180,634	27,135	147,451	82,860	106,854	—
Accrued investment advisory fees	170,595	200,892	13,972	71,302	87,800	131,129	689
Accrued transfer agent fees	4,117	4,648	385	994	5,098	2,542	56
Accrued distribution fees	1,675	9,171	—	44	1,456	2,029	—
Accrued administrative fees	6,608	6,820	718	2,927	3,177	4,654	23
Accrued expenses	119,841	95,808	32,485	46,686	67,241	74,741	10,047
Total Liabilities	19,059,589	620,748	956,065	4,146,060	988,366	5,884,721	11,140
NET ASSETS	$275,475,055	$291,449,071	$29,515,797	$118,957,447	$135,949,414	$192,703,673	$999,156
Net Assets Consist of:
Paid in capital	$686,771,230	$437,707,353	$70,368,331	$170,994,751	$304,724,388	$343,022,224	$1,998,402
Undistributed net investment income(accumulated loss)	2,278,051	—	862,550	3,875,051	214,815	267,365	—
Undistributed net realized gain (accumulated loss)	(322,959,245)	(49,058,027)	(28,892,179)	(17,077,693)	(113,143,736)	(114,319,839)	(496,729)
Net unrealized appreciation (depreciation) of investments	(90,614,981)	(97,200,255)	(12,822,905)	(38,834,662)	(55,846,053)	(36,266,077)	(502,517)
NET ASSETS	$275,475,055	$291,449,071	$29,515,797	$118,957,447	$135,949,414	$192,703,673	$999,156
Class O — Net Asset Value Per Share	$26.48	$17.58	$7.20	$8.64	$7.04	$30.39	$4.97
Class S — Net Asset Value Per Share	$26.23	$17.30	—	$9.43	$6.86	$29.86	—
SHARES OF BENEFICIIAL INTEREST OUTSTANDING— NOTE 6
Class O	10,119,912	14,115,221	4,099,226	13,741,453	18,304,520	6,032,742	201,138
Class S	287,723	2,499,452	—	21,083	1,041,712	313,713	—
*Identified Cost	$367,027,025	$387,956,391	$42,661,581	$157,596,164	$191,969,278	$223,945,129	$1,502,523

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Operations

For the year ended December 31, 2008

	Alger American LargeCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Alger American Income and Growth Portfolio	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Capital Appreciation Portfolio	Alger American SmallCap and MidCap Growth Portfolio(**)
INCOME:
Dividends (net of foreign withholding taxes*)	$5,643,603	$970,856	$1,219,342	$1,707,739	$1,397,819	$2,943,722	$4,063
Interest	193,161	274,402	6,513	3,620,997	103,345	329,758	1,382
Total Income	5,836,764	1,245,258	1,225,855	5,328,736	1,501,164	3,273,480	5,445
EXPENSES:
Advisory fees—Note 3(a)	3,022,785	3,772,039	270,631	1,259,486	1,916,928	2,558,428	12,093
Distribution fees—Note 3(b) Class S	29,608	169,924	—	656	31,534	37,140	—
Administrative fees—Note 3(a)	130,149	142,710	14,171	54,179	77,619	96,604	453
Interest expense—Note 5	882	—	546	4,133	4,456	2,208	—
Custodian fees	70,951	45,047	17,424	34,004	92,542	95,325	14,836
Fund accounting fees	44,083	48,004	4,738	18,496	27,008	32,704	158
Transfer agent fees—Note 3(d)	39,549	41,564	1,158	13,136	23,403	17,111	1,781
Printing fees	88,250	100,550	27,440	54,710	82,710	84,359	5,584
Professional fees	64,070	67,650	12,330	26,086	36,985	42,470	14,304
Trustees' fees—Note 3(e)	13,037	13,037	13,037	13,037	13,037	13,037	12,964
Miscellaneous fees	71,177	75,104	27,198	28,836	51,229	48,670	6,660
Total Expenses	3,574,541	4,475,629	388,673	1,506,759	2,357,451	3,028,056	68,833
Less, expense reimbursements Note 3(a)	—	—	(23,131)	(70,958)	—	(110,551)	(53,903)
Net Expenses	3,574,541	4,475,629	365,542	1,435,801	2,357,451	2,917,505	14,930
NET INVESTMENT INCOME (LOSS)	2,262,223	(3,230,371)	860,313	3,892,935	(856,287)	355,975	(9,485)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments	(91,697,604)	(48,253,723)	(6,509,995)	(16,563,317)	(110,402,728)	(112,586,127)	(496,729)
Net realized gain(loss) on foreign currency transactions	369,458	—	(33)	55,107	289,485	314,818	—
Net realized gain (loss) on options written	—	—	—	—	1,202,169	(234,199)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(152,771,873)	(225,250,361)	(15,725,460)	(51,181,425)	(91,513,284)	(68,569,668)	(502,517)
Net realized and unrealized loss on investments, options and foreign currency	(244,100,019)	(273,504,084)	(22,235,488)	(67,689,635)	(200,424,358)	(181,075,176)	(999,246)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(241,837,796)	$(276,734,455)	$(21,375,175)	$(63,796,700)	$(201,280,645)	$(180,719,201)	$(1,008,731)
* Foreign withholding taxes	$46,998	—	$3,308	$23,821	$32,627	$35,666	—

** Commenced operations January 2, 2008.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Changes in Net Assets

For the year ended December 31, 2008

	Alger American LargeCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Alger American Income and Growth Portfolio	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Capital Appreciation Portfolio	Alger American SmallCap and MidCap Growth Portfolio(*)
Net investment income (loss)	$2,262,223	$(3,230,371)	$860,313	$3,892,935	$(856,287)	$355,975	$(9,485)
Net realized loss on investments, options and foreign currency transactions	(91,328,146)	(48,253,723)	(6,510,028)	(16,508,210)	(108,911,074)	(112,505,508)	(496,729)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(152,771,873)	(225,250,361)	(15,725,460)	(51,181,425)	(91,513,284)	(68,569,668)	(502,517)
Net decrease in net assets resulting from operations	(241,837,796)	(276,734,455)	(21,375,175)	(63,796,700)	(201,280,645)	(180,719,201)	(1,008,731)
Dividends and distributions to shareholders from:
Net investment income
Class O	(928,592)	—	(1,003,587)	(4,659,958)	(398,813)	—	—
Net realized gains
Class O	—	(5,641,392)	—	(22,191,368)	(82,828,139)	—	—
Class S	—	(969,387)	—	(30,168)	(4,538,846)	—	—
Total dividends and distributions to shareholders	(928,592)	(6,610,779)	(1,003,587)	(26,881,494)	(87,765,798)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class O—Note 6	(58,041,661)	(68,785,440)	(10,226,737)	(14,784,128)	35,341,704	(59,522,403)	2,007,887
Class S—Note 6	(1,014,606)	(10,401,031)	—	(32,877)	3,543,491	(2,796,744)	—
Net increase (decrease) from shares of beneficial interest transactions	(59,056,267)	(79,186,471)	(10,226,737)	(14,817,005)	38,885,195	(62,319,147)	2,007,887
Total increase (decrease)	(301,822,655)	(362,531,705)	(32,605,499)	(105,495,199)	(250,161,248)	(243,038,348)	999,156
Net Assets: Beginning of period	577,297,710	653,980,776	62,121,296	224,452,646	386,110,662	435,742,021	—
END OF PERIOD	$275,475,055	$291,449,071	$29,515,797	$118,957,447	$135,949,414	$192,703,673	$999,156
Undistributed net investment income (accumulated loss)	$2,278,051	$—	$862,550	$3,875,051	$214,815	$267,365	$—

* Commenced operations January 2, 2008.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Statements of Changes in Net Assets

For the year ended December 31, 2007

	Alger American LargeCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Alger American Income and Growth Portfolio	Alger American Balanced Portfolio	Alger American MidCap Growth Portfolio	Alger American Capital Appreciation Portfolio
Net investment income (loss)	$961,737	$(4,557,867)	$1,013,414	$4,556,853	$(1,247,217)	$(593,365)
Net realized gain on investments, options and foreign currency transactions	87,853,053	93,469,744	9,285,393	26,486,858	89,744,517	98,189,355
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	17,754,610	12,646,746	(3,720,896)	(589,653)	10,751,919	8,292,745
Net increase in net assets resulting from operations	106,569,400	101,558,623	6,577,911	30,454,058	99,249,219	105,888,735
Dividends and distributions to shareholders from:
Net investment income
Class O	(1,897,644)	—	(531,299)	(5,229,295)	—	—
Class S	(16,662)	—	—	—	—	—
Net realized gains
Class O	—	—	—	(14,353,492)	(46,058,308)	—
Class S	—	—	—	(12,304)	(2,257,095)	—
Total dividends and distributions to shareholders	(1,914,306)	—	(531,299)	(19,595,091)	(48,315,403)	—
Increase (decrease) from shares of beneficial interest transactions:
Class O—Note 6	(153,707,658)	(54,279,459)	(12,030,898)	(39,581,578)	1,662,737	17,021,385
Class S—Note 6	(2,025,508)	837,755	—	(32,932,549)	732,469	(9,037,079)
Net increase (decrease) from shares of beneficial interest transactions	(155,733,166)	(53,441,704)	(12,030,898)	(72,514,127)	2,395,206	7,984,306
Total increase (decrease)	(51,078,072)	48,116,919	(5,984,286)	(61,655,160)	53,329,022	113,873,041
Net Assets:
Beginning of year	628,375,782	605,863,857	68,105,582	286,107,806	332,781,640	321,868,980
END OF YEAR	$577,297,710	$653,980,776	$62,121,296	$224,452,646	$386,110,662	$435,742,021
Undistributed net investment income	$927,938	$—	$1,012,911	$4,473,000	$379,263	$(79,899)

See Notes to Financial Statements.

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN LARGECAP GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$49.27		$41.22		$39.24		$35.12	$33.29
Net investment income (loss)	0.21	(i)	0.08	(i)	0.11	(i)	0.03	0.07
Net realized and unrealized gain on investments	(22.91)		8.12		1.92		4.17	1.76
Total from investment operations	(22.70)		8.20		2.03		4.20	1.83
Dividends from net investment income	(0.09)		(0.15)		(0.05)		(0.08)	—
Net asset value, end of year	$26.48		$49.27		$41.22		$39.24	$35.12
Total return	(46.15)%		19.94%		5.18%		12.00%	5.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$267,928		$562,009		$613,742		$839,841	$1,028,652
Ratio of expenses to average net assets	0.83%		0.83%		0.83%		0.81%	0.86%
Ratios of net investment income (loss) to average net assets	0.54%		0.17%		0.27%		0.10%	0.21%
Portfolio turnover rate	181.23%		133.61%		337.35%		257.14%	194.25%
ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$33.32		$28.42		$23.68		$20.26	$17.38
Net investment income (loss)	(0.17	)(i)	(0.21	)(i)	(0.16	)(i)	(0.20)	(0.27)
Net realized and unrealized gain on investments	(15.21)		5.11		4.90		3.62	3.15
Total from investment operations	(15.38)		4.90		4.74		3.42	2.88
Distributions from net realized gains	(0.36)		—		—		—	—
Net asset value, end of year	$17.58		$33.32		$28.42		$23.68	$20.26
Total return	(46.60)%		17.24%		20.02%		16.88%	16.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$248,212		$558,654		$525,675		$509,855	$484,760
Ratio of expenses to average net assets	0.92%		0.96%		0.93%		0.91%	0.97%
Ratios of net investment income (loss) to average net assets	(0.66)%		(0.66)%		(0.63)%		(0.43)%	(0.72)%
Portfolio turnover rate	57.34%		65.96%		91.40%		97.11%	135.33%

(i)  Amount was computed based on average shares outstanding during the year.

See Notes to Financial Statements.

ALGER AMERICAN LARGECAP GROWTH PORTFOLIO	CLASS S
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$48.84		$40.87		$38.96		$34.92	$33.18
Net investment income (loss)	0.12	(i)	(0.04	)(i)	0.01	(i)	(0.06)	0.06
Net realized and unrealized gain on investments	(22.73)		8.06		1.90		4.14	1.68
Total from investment operations	(22.61)		8.02		1.91		4.08	1.74
Dividends from net investment income	—		(0.05)		—		(0.04)	—
Net asset value, end of year	$26.23		$48.84		$40.87		$38.96	$34.92
Total return	(46.30)%		19.63%		4.90%		11.71%	5.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$7,547		$15,289		$14,634		$14,250	$9,323
Ratio of expenses to average net assets	1.08%		1.08%		1.08%		1.05%	1.11%
Ratios of net investment income (loss) to average net assets	0.30%		(0.08)%		0.03%		(0.15)%	0.27%
Portfolio turnover rate	181.23%		133.61%		337.35%		257.14%	194.25%
ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO	CLASS S
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$32.86		$28.10		$23.47		$20.13	$17.31
Net investment income (loss)	(0.23	)(i)	(0.29	)(i)	(0.23	)(i)	(0.06)	(0.08)
Net realized and unrealized gain on investments	(14.97)		5.05		4.86		3.40	2.90
Total from investment operations	(15.20)		4.76		4.63		3.34	2.82
Distributions from net realized gains	(0.36)		—		—		—	—
Net asset value, end of year	$17.30		$32.86		$28.10		$23.47	$20.13
Total return	(46.71)%		16.94%		19.73%		16.59%	16.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$43,237		$95,327		$80,189		$42,168	$21,809
Ratio of expenses to average net assets	1.17%		1.21%		1.18%		1.15%	1.22%
Ratios of net investment income (loss) to average net assets	(0.91)%		(0.91)%		(0.88)%		(0.67)%	(0.98)%
Portfolio turnover rate	57.34%		65.96%		91.40%		97.11%	135.33%

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$12.12		$11.09		$10.28	$10.05	$9.37
Net investment income	0.19	(i)	0.18	(i)	0.08 (i)	0.13	0.10
Net realized and unrealized gain on investments	(4.90)		0.94		0.86	0.21	0.63
Total from investment operations	(4.71)		1.12		0.94	0.34	0.73
Dividends from net investment income	(0.21)		(0.09)		(0.13)	(0.11)	(0.05)
Net asset value, end of year	$7.20		$12.12		$11.09	$10.28	$10.05
Total return	(39.47)%		10.13%		9.31%	3.44%	7.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$29,516		$62,121		$68,106	$76,770	$93,554
Ratio of expenses to average net assets	0.79	%(ii)	0.72	%(ii)	0.91%	0.75%	0.78%
Ratios of net investment income to average net assets	1.86%		1.52%		0.77%	1.08%	0.97%
Portfolio turnover rate	72.01%		83.10%		151.43%	103.93%	96.49%

ALGER AMERICAN BALANCED PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$14.61		$14.11		$14.44	$13.55	$13.16
Net investment income	0.26	(i)	0.26	(i)	0.24 (i)	0.20	0.19
Net realized and unrealized gain on investments	(4.35)		1.41		0.39	0.92	0.40
Total from investment operations	(4.09)		1.67		0.63	1.12	0.59
Dividends from net investment income	(0.33)		(0.31)		(0.22)	(0.23)	(0.20)
Distributions from net realized gains	(1.55)		(0.86)		(0.74)	—	—
Total distributions	(1.88)		(1.17)		(0.96)	(0.23)	(0.20)
Net asset value, end of year	$8.64		$14.61		$14.11	$14.44	$13.55
Total return	(31.76)%		12.37%		4.72%	8.42%	4.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$118,759		$224,090		$254,579	$292,412	$309,744
Ratio of expenses to average net assets	0.81	%(iii)	0.80	%(iii)	0.86%	0.81%	0.87%
Ratios of net investment income (loss) to average net assets	2.19%		1.79%		1.71%	1.29%	1.41%
Portfolio turnover rate	76.32%		103.77%		288.73%	218.77%	177.66%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Amount has been reduced by 0.05% due to expense reimbursement.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

See Notes to Financial Statements.

ALGER AMERICAN BALANCED PORTFOLIO	CLASS S
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$15.46		$14.30		$14.61	$13.71	$13.34
Net investment income	0.24	(i)	0.19	(i)	0.20 (i)	0.14	0.17
Net realized and unrealized gain on investments	(4.72)		1.83		0.40	0.96	0.39
Total from investment operations	(4.48)		2.02		0.60	1.10	0.56
Dividends from net investment income	—		—		(0.17)	(0.20)	(0.19)
Distributions from net realized gains	(1.55)		(0.86)		(0.74)	—	—
Total distributions	(1.55)		(0.86)		(0.91)	(0.20)	(0.19)
Net asset value, end of year	$9.43		$15.46		$14.30	$14.61	$13.71
Total return	(31.90)%		14.49%		4.46%	8.15%	4.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$198		$363		$31,528	$43,583	$44,435
Ratio of expenses to average net assets	1.06	%(iii)	1.08	%(iii)	1.11%	1.06%	1.12%
Ratios of net investment income (loss) to average net assets	1.96%		1.48%		1.43%	1.05%	1.20%
Portfolio turnover rate	76.32%		103.77%		288.73%	218.77%	177.66%

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the year

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$23.62		$20.75		$21.90		$20.80	$18.40
Net investment loss	(0.05	)(i)	(0.07	)(i)	(0.09	)(i)	(0.31)	(0.11)
Net realized and unrealized gain on investments	(10.60)		6.07		2.08		2.22	2.51
Total from investment operations	(10.65)		6.00		1.99		1.91	2.40
Dividends from net investment income	(0.03)		—		—		—	—
Distributions from net realized gains	(5.90)		(3.13)		(3.14)		(0.81)	—
Total distributions	(5.93)		(3.13)		(3.14)		(0.81)	—
Net asset value, end of year	$7.04		$23.62		$20.75		$21.90	$20.80
Total return	(58.36)%		31.56%		10.14%		9.82%	13.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$128,806		$367,970		$317,649		$369,157	$482,868
Ratio of expenses to average net assets	0.92%		0.91%		0.91%		0.86%	0.92%
Ratios of net investment loss to average net assets	(0.33)%		(0.33)%		(0.42)%		(0.45)%	(0.62)%
Portfolio turnover rate	353.68%		242.84%		313.80%		226.14%	229.17%
ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO	CLASS O
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$55.39		$41.48		$34.78		$30.39	$28.09
Net investment income (loss)	0.05	(i)	(0.07	)(i)	(0.07	)(i)	(0.21)	(0.07)
Net realized and unrealized gain on investments	(25.05)		13.98		6.77		4.60	2.37
Total from investment operations	(25.00)		13.91		6.70		4.39	2.30
Net asset value, end of year	$30.39		$55.39		$41.48		$34.78	$30.39
Total return	(45.13)%		33.53%		19.26%		14.45%	8.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$183,335		$414,959		$298,024		$298,410	$380,336
Ratio of expenses to average net assets	0.91	%(ii)	0.93	%(ii)	0.98%		0.91%	0.97%
Ratios of net investment loss to average net assets	0.12%		(0.15)%		(0.19)%		(0.08)%	(0.14)%
Portfolio turnover rate	317.72%		254.03%		245.58%		130.14%	182.41%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Amount has been reduced by 0.04% due to expense reimbursement.

See Notes to Financial Statements.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	CLASS S
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$23.21		$20.48		$21.70		$20.67	$18.33
Net investment loss	(0.08	)(i)	(0.12	)(i)	(0.14	)(i)	(0.07)	(0.15	)(i)
Net realized and unrealized gain on investments	(10.37)		5.98		2.06		1.91	2.49
Total from investment operations	(10.45)		5.86		1.92		1.84	2.34
Dividends from net investment income	—		—		—		—	—
Distributions from net realized gains	(5.90)		(3.13)		(3.14)		(0.81)	—
Total distributions	(5.90)		(3.13)		(3.14)		(0.81)	—
Net asset value, end of year	$6.86		$23.21		$20.48		$21.70	$20.67
Total return	(58.47)%		31.27%		9.89%		9.54%	12.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$7,143		$18,141		$15,133		$10,810	$4,636
Ratio of expenses to average net assets	1.17%		1.16%		1.17%		1.11%	1.17%
Ratios of net investment loss to average net assets	(0.58)%		(0.57)%		(0.68)%		(0.70)%	(0.82)%
Portfolio turnover rate	353.68%		242.84%		313.80%		226.14%	229.17%
ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO	CLASS S
	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$54.57		$40.97		$34.44		$30.17	$27.96
Net investment income (loss)	(0.05	)(i)	(0.16	)(i)	(0.17	)(i)	(0.08)	(0.04)
Net realized and unrealized gain on investments	(24.66)		13.76		6.70		4.35	2.25
Total from investment operations	(24.71)		13.60		6.53		4.27	2.21
Net asset value, end of year	$29.86		$54.57		$40.97		$34.44	$30.17
Total return	(45.28)%		33.20%		18.96%		14.15%	7.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$9,369		$20,783		$23,845		$17,887	$13,772
Ratio of expenses to average net assets	1.16	%(ii)	1.18	%(ii)	1.23%		1.16%	1.22%
Ratios of net investment loss to average net assets	(0.12)%		(0.34)%		(0.45)%		(0.33)%	(0.31)%
Portfolio turnover rate	317.72%		254.03%		245.58%		130.14%	182.41%

THE ALGER AMERICAN FUND

Financial Highlights for a share outstanding throughout the period

ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO	CLASS O
	From 1/2/08 (commencement of operations) to 12/31/08(iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$10.00
Net investment loss	(0.05	)(i)
Net realized and unrealized gain on investments	(4.98)
Total from investment operations	(5.03)
Net asset value, end of period	$4.97
Total return	(50.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$999
Ratio of expenses to average net assets	1.00	%(ii)
Ratios of net investment income to average net assets	(0.64)%
Portfolio turnover rate	77.82%

(i)  Amount was computed based on average shares outstanding during the period

(ii)  Amount has been reduced by 3.60% due to expense reimbursement.

(iii)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

See Notes to Financial Statements.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: American LargeCap Growth Portfolio (formerly known as American Growth Portfolio), American SmallCap Growth Portfolio (formerly known as American Small Capitalization Portfolio), American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio, American Capital Appreciation Portfolio (formerly known as American Leveraged AllCap Growth Portfolio) and American SmallCap and MidCap Growth Portfolio (collectively the "Portfolios" and individually a "Portfolio"). The American LargeCap Growth Portfolio, American SmallCap Growth Portfolio, American MidCap Growth Portfolio, American Capital Appreciation Portfolio and American SmallCap and MidCap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class O and Class S shares except for the American Income and Growth Portfolio which discontinued offering Class S shares on December 13, 2006 and American SmallCap and MidCap Growth Portfolio. There were no Class S shares outstanding for the American Income and Growth Portfolio during the year ended December 31, 2008. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

The Alger American Small Capitalization Portfolio and the Alger American Leveraged AllCap Growth Portfolio changed their names to Alger American SmallCap Growth Portfolio and Alger American Capital Appreciation Portfolio, respectively, effective May 1, 2008. Effective July 1, 2008, Alger American Growth Portfolio changed its name to Alger American LargeCap Growth Portfolio.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Portfolios are generally valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available or for which the market quotations do not, in the opinion of the investment advisor, reflect the securities true values are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to closing prices to reflect what the investment advisor, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

the Fund. Unobservable inputs are inputs that reflect the Fund's own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940 (the "1940 Act"). Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund's valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS
DESCRIPTION	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Alger American LargeCap Growth Portfolio
Trading securities	$276,412,044	$276,412,044	$—	$—
Total	$276,412,044	$276,412,044	—	—
Alger American SmallCap Growth Portfolio
Trading securities	$290,756,136	$290,756,136	$—	$—
Total	$290,756,136	$290,756,136	—	—
Alger American Income and Growth Portfolio
Trading securities	$29,838,676	$29,574,506	$264,170	$—
Total	$29,838,676	$29,574,506	$264,170	—
Alger American Balanced Portfolio
Trading securities	$118,761,502	$76,363,125	$42,398,377	$—
Total	$118,761,502	$76,363,125	$42,398,377	—
Alger American MidCap Growth Portfolio
Trading securities	$136,123,225	$132,054,662	$4,068,563	$—
Total	$136,123,225	$132,054,662	$4,068,563	—
Alger American Capital Appreciation Portfolio
Trading securities	$187,679,052	$187,315,677	$363,375	$—
Total	$187,679,052	$187,315,677	$363,375	—
Alger American SmallCap and MidCap Growth Portfolio
Trading securities	$1,000,006	$1,000,006	$—	$—
Total	$1,000,006	$1,000,006	—	—

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger American Balanced Portfolio	Trading Securities
Opening balance at December 31, 2007	$2,650,086
Net realized and unrealized gain (loss) on investments, foreign currency and options	(1,224,469)
Purchases, issuances, and settlements	(398,234)
Transfers in and/or out of Level 3	(1,027,383)
Closing balance at December 31, 2008	$—
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2008	$—

(b) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Purchasing call and put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Portfolio Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets. The Portfolios earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the year ended December 31, 2008.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned. Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain loss from foreign currency transactions, realized gains from redemptions in kind, if any, and reclassification of distributions. The reclassifications have no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class S shares.

(i) Indemnification: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(j) Other: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund's Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee through March 16, 2008	Administration Fee Effective March 17, 2008
American LargeCap Growth Portfolio	.710%	.04%	.0275%
American SmallCap Growth Portfolio	.810	.04	.0275
American Income and Growth Portfolio	.585	.04	.0275
American Balanced Portfolio	.710	.04	.0275
American MidCap Growth Portfolio	.760	.04	.0275
American Capital Appreciation Portfolio	.810	.04	.0275
American SmallCap and MidCap Growth	.810	.04	.0275

As part of the settlement with the New York State Attorney General (see Note 8—Litigation) Alger Management has agreed to reduce its advisory fee to 0.67% for the American Balanced Portfolio, 0.535% for the American Income and Growth Portfolio and 0.775% for the American Capital Appreciation Portfolio for the period from December 1, 2006 through November 30, 2011.

Alger Management has voluntarily established an expense cap for the American SmallCap and MidCap Growth Portfolio. Alger Management will reimburse the Portfolio if annualized operating expenses exceed 1.00% of average daily net asset. For the period ended December 31, 2008, Alger Management reimbursed fees of the Portfolio totaling $53,903.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended December 31, 2008, the American LargeCap Growth Portfolio, American SmallCap Growth Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio, American Capital Appreciation Portfolio and American SmallCap and MidCap Growth Portfolio paid the Distributor $683,826, $339,073, $58,961, $115,252, $857,291, $794,900 and $1,242, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative service agreement with Alger Management to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. ("BFDS"), the transfer agent for the Fund and other related services. During the year ended December 31, 2008, the American LargeCap Growth Portfolio, American SmallCap Growth Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio, American Capital Appreciation Portfolio and American SmallCap and MidCap Growth Portfolio incurred fees of $229, $245, $83, $72, $241, $237 and $8 respectively, for these services provided by Alger Management which are included in transfer agent fees and expenses.

(e) Other: Certain trustees and officers of the Fund are directors and officers of Alger Management and the Distributor. Each Portfolio pays each Trustee who is not affiliated with the Advisor or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all portfolios managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Portfolio for each audit committee meeting attended, to a maximum of $200 per annum.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2008, were as follows:

	PURCHASES	SALES
American LargeCap Growth Portfolio	$755,528,983	$817,295,675
American SmallCap Growth Portfolio	262,098,513	354,050,724
American Income and Growth Portfolio	33,330,104	43,294,792
American Balanced Portfolio	134,077,208	166,845,701
American MidCap Growth Portfolio	884,769,685	919,450,389
American Capital Appreciation Portfolio	958,773,216	1,013,016,378
American SmallCap and MidCap Growth Portfolio	3,092,264	1,127,585

Written call and put option activity for the year ended December 31, 2008 was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Options outstanding at December 31, 2007	—	$—
Options written	11,629	5,072,532
Options closed or expired	(11,629)	(5,072,532)
Options exercised	—	—
Options outstanding at December 31, 2008	—	$—
ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO
Options outstanding at December 31, 2007	—	$—
Options written	2,721	1,097,892
Options closed or expired	(2,721)	(1,097,892)
Options exercised	—	—
Options outstanding at December 31, 2008	—	$—

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Lines of Credit:

The Fund participated in $50 million committed lines of credits with other mutual funds managed by Alger Management through March 14, 2008. All borrowings had variable interest rates and were payable on demand.

With the exception of the American Capital Appreciation Portfolio, the Fund borrowed under such lines of credit exclusively for temporary or emergency purposes. The American Capital Appreciation Portfolio may borrow under these lines up to 1/3 of the value of its assets to purchase additional securities. To the extent the American Capital Appreciation Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. Effective March 17, 2008, the Portfolios borrowed from its custodian on a uncommitted basis. For the year ended December 31, 2008, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
American LargeCap Growth Portfolio	$10,178	4.06%
American Income and Growth Portfolio	12,822	4.18
American Balanced Portfolio	34,044	3.50
American MidCap Portfolio	89,003	3.95
American Capital Appreciation Portfolio	27,378	3.63

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are divided into seven series. Each series is divided into two separate classes except for the American Income and Growth Portfolio and American SmallCap and MidCap Growth Portfolio which only offer Class O shares.

During the year ended December 31, 2008, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
AMERICAN LARGECAP GROWTH PORTFOLIO:
Class O:
Shares sold	1,222,151	$42,011,145
Dividends reinvested	20,169	928,592
Shares redeemed	(2,529,148)	(100,981,398)
Net decrease	(1,286,828)	$(58,041,661)
Class S:
Shares sold	75,449	$2,398,552
Shares redeemed	(100,746)	(3,413,158)
Net decrease	(25,297)	$(1,014,606)
AMERICAN SMALLCAP GROWTH PORTFOLIO:
Class O:
Shares sold	922,473	$23,776,473
Dividends reinvested	190,716	5,641,392
Shares redeemed	(3,765,425)	(98,203,305)
Net decrease	(2,652,236)	$(68,785,440)
Class S:
Shares sold	74,824	$1,684,864
Dividends reinvested	33,255	969,387
Shares redeemed	(509,307)	(13,055,282)
Net decrease	(401,228)	$(10,401,031)

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARES	AMOUNT
AMERICAN INCOME AND GROWTH PORTFOLIO:
Class O:
Shares sold	205,647	$1,984,919
Dividends reinvested	88,892	1,003,587
Shares redeemed	(1,319,797)	(13,215,243)
Net decrease	(1,025,258)	$(10,226,737)
AMERICAN BALANCED PORTFOLIO:
Class O:
Shares sold	719,749	$8,700,463
Dividends reinvested	2,204,542	26,851,326
Shares redeemed	(4,521,385)	(50,335,917)
Net decrease	(1,597,094)	$(14,784,128)
Class S:
Shares sold	5,905	$86,175
Dividends reinvested	2,268	30,168
Shares redeemed	(10,551)	(149,220)
Net decrease	(2,378)	$(32,877)
AMERICAN MIDCAP GROWTH PORTFOLIO:
Class O:
Shares sold	2,766,354	$37,739,388
Dividends reinvested	5,578,214	83,226,952
Shares redeemed	(5,617,654)	(85,624,636)
Net increase	2,726,914	$35,341,704
Class S:
Shares sold	161,671	$1,844,043
Dividends reinvested	311,734	4,538,846
Shares redeemed	(213,414)	(2,839,398)
Net increase	259,991	$3,543,491
AMERICAN CAPITAL APPRECIATION PORTFOLIO:
Class O:
Shares sold	943,508	$43,208,599
Shares redeemed	(2,402,630)	(102,731,002)
Net decrease	(1,459,122)	$(59,522,403)
Class S:
Shares sold	89,652	$3,940,202
Shares redeemed	(156,788)	(6,736,946)
Net decrease	(67,136)	$(2,796,744)
AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO*:
Class O:
Shares sold	201,167	$2,008,072
Shares redeemed	(29)	(185)
Net increase	201,138	$2,007,887

* Initially offered January 2, 2008.

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2007, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
AMERICAN LARGECAP GROWTH PORTFOLIO:
Class O:
Shares sold	1,089,616	$50,557,869
Dividends reinvested	42,711	1,897,644
Shares redeemed	(4,615,373)	(206,163,171)
Net decrease	(3,483,046)	$(153,707,658)
Class S:
Shares sold	17,950	$838,492
Dividends reinvested	378	16,662
Shares redeemed	(63,375)	(2,880,662)
Net decrease	(45,047)	$(2,025,508)
AMERICAN SMALLCAP GROWTH PORTFOLIO:
Class O:
Shares sold	1,950,674	$61,604,745
Shares redeemed	(3,681,710)	(115,884,204)
Net decrease	(1,731,036)	$(54,279,459)
Class S:
Shares sold	339,408	$10,117,735
Shares redeemed	(292,323)	(9,279,980)
Net increase	47,085	$837,755
AMERICAN INCOME AND GROWTH PORTFOLIO:
Class O:
Shares sold	259,414	$3,073,330
Dividends reinvested	44,460	531,299
Shares redeemed	(1,320,232)	(15,635,527)
Net decrease	(1,016,358)	$(12,030,898)
AMERICAN BALANCED PORTFOLIO:
Class O:
Shares sold	864,949	$12,525,830
Dividends reinvested	1,420,072	19,582,787
Shares redeemed	(4,987,896)	(71,690,195)
Net decrease	(2,702,875)	$(39,581,578)
Class S:
Shares sold	30,393	$448,331
Dividends reinvested	842	12,304
Shares redeemed	(2,212,864)	(33,393,184)
Net decrease	(2,181,629)	$(32,932,549)

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARES	AMOUNT
AMERICAN MIDCAP GROWTH PORTFOLIO:
Class O:
Shares sold	3,970,663	$87,737,727
Dividends reinvested	2,292,599	46,058,308
Shares redeemed	(5,997,716)	(132,133,298)
Net increase	265,546	$1,662,737
Class S:
Shares sold	85,567	$1,849,849
Dividends reinvested	114,225	2,257,095
Shares redeemed	(157,087)	(3,374,475)
Net increase	42,705	$732,469
AMERICAN CAPITAL APPRECIATION PORTFOLIO:
Class O:
Shares sold	2,105,073	$104,048,525
Shares redeemed	(1,798,562)	(87,027,140)
Net increase	306,511	$17,021,385
Class S:
Shares sold	351,063	$16,454,197
Shares redeemed	(552,284)	(25,491,276)
Net decrease	(201,221)	$(9,037,079)

NOTE 7 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
AMERICAN LARGECAP GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$928,592	$1,914,306
Long-Term capital gains	—	—
Total distributions paid	$928,592	$1,914,306
AMERICAN SMALLCAP GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$—	—
Long-Term capital gains	6,610,779	—
Total distributions paid	$6,610,779	—
AMERICAN INCOME AND GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$1,003,587	$531,299
Long-Term capital gains	—	—
Total distributions paid	$1,003,587	$531,299
AMERICAN BALANCED PORTFOLIO
Distributions paid from:
Ordinary Income	$24,371,251	$18,216,201
Long-Term capital gains	2,510,243	1,378,890
Total distributions paid	$26,881,494	$19,595,091

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
AMERICAN MIDCAP GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	$77,440,191	$36,830,968
Long-Term capital gains	10,325,607	11,484,435
Total distributions paid	$87,765,798	$48,315,403
AMERICAN CAPITAL APPRECIATION PORTFOLIO
Distributions paid from:
Ordinary Income	—	—
Long-Term capital gains	—	—
Total distributions paid	—	—
AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO
Distributions paid from:
Ordinary Income	—	—
Long-Term capital gains	—	—
Total distributions paid	—	—

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

AMERICAN LARGECAP GROWTH PORTFOLIO:
Undistributed ordinary income	$2,278,051
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(95,542,588)
AMERICAN SMALLCAP GROWTH PORTFOLIO:
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(97,840,360)
AMERICAN INCOME AND GROWTH PORTFOLIO:
Undistributed ordinary income	$822,373
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(12,963,509)
AMERICAN BALANCED PORTFOLIO:
Undistributed ordinary income	$3,921,626
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(39,128,380)
AMERICAN MIDCAP GROWTH PORTFOLIO:
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(68,289,853)
AMERICAN CAPITAL APPRECIATION PORTFOLIO:
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(47,893,438)

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO:
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation (depreciation)	(508,298)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, realization of unrealized appreciation of Passive Foreign Investment Companies, return of capital from Real Estate Investment Trust investments, and investments in Partnerships.

At December 31, 2008, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE

	2010	2011	2016	TOTAL
American LargeCap Growth Portfolio	$197,581,667	$31,134,918	$32,552,707	$261,269,292
American SmallCap Growth Portfolio	$—	$—	$22,354,958	$22,354,958
American Income and Growth Portfolio	$17,026,081	$5,270,882	$3,685,710	$25,982,673
American Balanced Portfolio	$—	$—	$5,024,513	$5,024,513
American MidCap Growth Portfolio	$—	$—	$56,196,998	$56,196,998
American Capital Appreciation Portfolio	$52,924	$—	$56,271,121	$56,324,045
American SmallCap and MidCap Growth Portfolio	$—	$—	$341,116	$341,116

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the fund's next taxable year. For the period ended December 31, 2008, the amount of deferral for the American LargeCap Growth Portfolio, the American SmallCap Growth Portfolio, the American Income and Growth Portfolio, the American Balanced Portfolio, the American MidCap Growth Portfolio, the American Capital Appreciation Portfolio and the American SmallCap and MidCap Growth Portfolio were $56,762,344, $26,062,966, $2,728,725, $11,806,033, $44,288,125, $46,101,071 and $149,832 respectively.

NOTE 8 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Fund that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affected their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action

THE ALGER AMERICAN FUND | NOTES TO FINANCIAL STATEMENTS (Continued)

Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

Note 9 — Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

THE ALGER AMERICAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger American Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (comprising respectively, the Alger American LargeCap Growth Portfolio, Alger American SmallCap Growth Portfolio, Alger American Income and Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio, Alger American Capital Appreciation Portfolio and the Alger American SmallCap and MidCap Growth Portfolio) (collectively, the "Fund") as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the accounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of The Alger American Fund at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2009

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2008 and ending December 31, 2008.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period July 1, 2008 to December 31, 2008 (b)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2008 (c)
ALGER AMERICAN LARGECAP GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$617.80	$3.38	0.83%
	Hypothetical	1,000.00	1,020.96	4.22	0.83
Class S	Actual	1,000.00	616.90	4.39	1.08
	Hypothetical	1,000.00	1,019.71	5.48	1.08
ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$633.70	$3.78	0.92%
	Hypothetical	1,000.00	1,020.51	4.67	0.92
Class S	Actual	1,000.00	633.20	4.80	1.17
	Hypothetical	1,000.00	1,019.25	5.94	1.17
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$696.30	$3.37	0.79%
	Hypothetical	1,000.00	1,021.17	4.01	0.79

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period July 1, 2008 to December 31, 2008 (b)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2008 (c)
ALGER AMERICAN BALANCED PORTFOLIO
Class O	Actual	$1,000.00	$748.70	$3.56	0.81%
	Hypothetical	1,000.00	1,021.06	4.12	0.81
Class S	Actual	1,000.00	748.40	4.66	1.06
	Hypothetical	1,000.00	1,019.81	5.38	1.06
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$495.40	$3.46	0.92%
	Hypothetical	1,000.00	1,020.51	4.67	0.92
Class S	Actual	1,000.00	494.90	4.40	1.17
	Hypothetical	1,000.00	1,019.25	5.94	1.17
ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO
Class O	Actual	$1,000.00	$632.50	$3.73	0.91%
	Hypothetical	1,000.00	1,020.56	4.62	0.91
Class S	Actual	1,000.00	631.60	4.76	1.16
	Hypothetical	1,000.00	1,019.30	5.89	1.16
ALGER AMERICAN SMALLCAP AND MIDCAP GROWTH PORTFOLIO
Class O	Actual	$1,000.00	$602.40	$4.03	1.00%
	Hypothetical	1,000.00	1,020.11	5.08	1.00

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(c)  Annualized.

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund (Unaudited)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds II, The Alger Funds, The Alger Institutional Funds, The Alger China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEES

Hilary M. Alger, CFA (47)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (55)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2007	27

Roger P. Cheever (63)	Associate Vice President For Principal Gifts, and Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2007	27

Lester L. Colbert, Jr. (74)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2007	27

Stephen E. O'Neil (76)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1988	27

David Rosenberg (46)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (Continued)

Nathan E. Saint-Amand, M.D. (70)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1988	27

OFFICERS

Daniel C. Chung (46) President	President since September 2003, Chief Executive Officer since 2007 and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Hal Liebes (44) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005	N/A

Lisa A. Moss (43) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006	N/A

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (Continued)

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006	N/A

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President	2007	N/A

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President	2007	N/A

No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 254-3797.

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 9, 2008, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund's portfolios (each a "Portfolio"), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided by Alger Management under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

and practices of Alger Management in managing each Portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of each equity Portfolio had been typical of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio's returns (other than those of the SmallCap and MidCap Portfolio, which had been operating for one quarter only) for the year-to-date (at 6/30/08), last-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that the performance of each of the equity Portfolios, which had generally been satisfactory in recent periods (or longer), was disappointing for the year to date. Noting that the 2008 market environment for domestic stocks in general and for "growth" stocks in particular had thus far been challenging in 2008, the Trustees discussed the Portfolios' recent performance with Alger Management and the performance prospects for the remainder of the year and beyond. The Trustees noted that the performance of the Balanced Portfolio, which had been improving relative to its peers and benchmarks, had lagged by both measures for the year to date but had shown marked improvement during the quarter ended June 30, 2008. As presented in the Callan materials, the performance of the Income & Growth Portfolio lagged that of its peers and benchmark by particularly wide margins during 2007 and 2008, negatively affecting the 3- and 5-year cumulative returns. The Trustees discussed with Alger Management the Portfolio's performance and Alger Management's plans for improvement.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates. The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Portfolio's profitability to Alger Management and its affiliates for the year ended June 30, 2008 . In addition, the Trustees reviewed each Portfolio's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while most fees and expense ratios were near or below the median, the fees of the Balanced Portfolio and the Capital Appreciation Portfolio and the Class-S expense ratios of all Portfolios except the Income & Growth Portfolio were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Portfolios had been profitable to either or both of those entities in the case of one or more Portfolios, the profit margin in each case was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Portfolio through June 30, 2008 and December 31, 2007, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement, that Alger, Inc. provides a substantial portion of the Portfolios' equity brokerage and that Alger Management also receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the administration fee, brokerage and shareholder services

THE ALGER AMERICAN FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

The Board concluded that the nature, extent and quality of the services provided to each Portfolio by Alger Management are adequate and appropriate.

The Board was generally satisfied with the performance of each of the Portfolios on a relatively long-term basis, but determined to monitor the progress of Alger Management's steps to improve the performance of the equity Portfolios and the Income & Growth Portfolio by comparison with that of the first half of 2008 (as well as 2007 in the case of the Income & Growth Portfolio).

The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.

The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Portfolios' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Portfolio.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Portfolios' most recent month end portfolio holdings are available approximately sixty days after month end on the Fund's website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code applies to officers of the registrant rather than officers of the investment advisor and other related entities.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2008	$183,750
December 31, 2007	$150,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2008	$30,800
December 31, 2007	$28,135

d) All Other Fees:

December 31, 2008	$15,500
December 31, 2007	$18,500

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2008	$282,950 and 15,068 Euros
December 31, 2007	$282,811 and 70,773 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger American Fund

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: February 11, 2009

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 11, 2009